Quarterly Report | August 31, 2020

2020 3rd Quarter Report Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
Midstream Energy Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

Multi strategy focused

Tortoise
Essential Assets Income Term Fund
(NYSE: TEAF)

www.tortoiseecofin.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2020 3rd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span essential assets.

Table of contents

Closed-end Fund Comparison	1	TPZ: Fund Focus	17
Letter to Stockholders	2	TEAF: Fund Focus	20
TYG: Fund Focus	5	Financial Statements	24
NTG: Fund Focus	8	Notes to Financial Statements	64
TTP: Fund Focus	11	Additional Information	85
NDP: Fund Focus	14

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.16, each quarter to its common shareholders. Prior to May 2020, the quarterly distribution rate was $0.285. TPZ distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. Prior to June 2020, the monthly distribution rate was $0.125. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise

2020 3rd Quarter Report | August 31, 2020

Closed-end Fund Comparison

Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$409.5
Tortoise Midstream Energy Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$193.8
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$65.1
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$30.2
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$106.3
Tortoise Essential Assets Income Term Fund NYSE: TEAF Inception: 3/2019	Essential assets	Regulated investment company	$227.3

[1]	As of 9/30/2020
[2]	As of 8/31/2020

(unaudited)

Tortoise	1

Tortoise
Third Quarter 2020 Report to closed-end fund stockholders

Dear stockholder,

The third fiscal quarter, which ended on August 31, 2020 was largely driven by COVID-19 developments, the reopening of economies across the world, and anticipation of the effects the upcoming election outcome will have on policy and the economy. While it appears the economy troughed, the path to economic recovery is uncertain and appears highly reliant on fiscal and biologic outcomes. The macro outlook for both is promising, but timing is far from certain.

Energy infrastructure

This backdrop has led to some interesting outcomes in the energy industry overall. The broader energy sector, as represented by the S&P Energy Select Sector® Index, continued to face headwinds returning -6.9% in the third fiscal quarter. We believe there are several signs that better days are ahead for the energy sector. Demand for refined products has increased with global consumption approaching pre-COVID levels, and U.S. oil production is forecast to start improving after bottoming in the second quarter of 2020.

The most significant fundamental theme from the earnings season continues to be free cash flow generation. Every subsector in the energy sector emphasized free cash flow. Energy infrastructure companies highlighted operating leverage tied to underutilized pipelines that won’t require additional capital expenditures as production volumes return. We expect that the result will be a rise in free cash flow growth over the next several years, producing a free cash flow yield that is meaningfully higher than the S&P 500. We do not believe free cash flow will go toward increased capital expenditures. Rather we believe companies will more directly return cash flow to shareholders in the form of dividends, debt reduction and share buybacks.

The most notable transformation announcement from the earnings season was BP’s announced plan to transition from an international oil company, which it has been for over a century, to an integrated energy company. BP indicated it will reduce its oil and gas spending and production and accelerate its solar and wind growth with the goal of becoming a global leader in wind and solar by 2030. BP joins Royal Dutch Shell, Equinor, and Total as international oil and gas producers in transition. These oil and gas producers in transition are following the course taken by several large global utilities over the last several years, which we refer to as “utilities in transition” as they are transitioning to cleaner fuel sources to generate electricity, typically transitioning away from coal to wind and solar.

As economies re-open, even if disorderly, energy demand began recovering from its lows of the spring. Refinery utilization was operating at mid-sixty percent of capacity in April and May, but those utilization rates are now in the low eighties. This tepid recovery led to range-bound crude oil prices all summer, generally in the low $40’s per barrel in the U.S. Crude oil spot prices, represented by West Texas Intermediate (WTI), which began the fiscal period at the low of $35.49 per barrel, and peaked at $43.39 on August 26 before ending the period at $42.61. According to Energy Information Administration (EIA) estimates, U.S. crude oil production rose in recent months after decreasing during the second quarter. August production is estimated at 10.8 million barrels per day (b/d) and is expected to increase to 11.2 million b/d in September once production in the Gulf of Mexico returns post Hurricane Laura.1

Natural gas prices, represented by Henry Hub, opened the fiscal quarter at $1.70 per million British Thermal Units (mmbtu), troughed at $1.42 on June 26 then peaked on August 24 at $2.57 before ending the fiscal quarter at $2.30. On the demand side, EIA estimates that liquefied natural gas (LNG) exports increased 19% from July to August as natural gas spot prices rose in Asia and Europe. EIA forecasts that LNG exports will return to pre-COVID levels by November 2020.

Midstream energy performance improved slightly during the third fiscal quarter, but remained negative with the Tortoise North American Pipeline IndexSM return of -2.1% and the Tortoise MLP Index® return of -7.9% during the period.

Capital markets activity continues to be driven by debt issuance with midstream companies raising approximately $13.0 billion of debt during the third fiscal quarter of 2020, up slightly from the second fiscal quarter. However, we did see the first sizable equity offering from a pipeline company in 2020 as ONEOK, Inc. (OKE) issued approximately $950 million, though it was the only equity issuance from a pipeline company in the quarter. Merger and acquisition activity remains minimal with the only transaction during the quarter being Delek Logistics Partners’ simplification transaction in which the company purchased its Incentive Distribution Rights (IDRs) for approximately $500 million.

In regulatory news, the Army Corps of Engineers announced it began work on an environmental impact statement for the Dakota Access Pipeline, something the district court has been requesting for the better part of year. Another requirement of the court was that the Corps determine a remedy for the fact that the pipeline no longer has a permit to cross Federal land. The Corps stated that it would require no immediate action and that it does not think the court has jurisdiction over the matter. We are closely monitoring Dakota Access Pipeline developments as the fate of pipeline impacts several midstream companies. In other pipeline news, the Mountain Valley Pipeline received its expected biological opinion from the U.S. Fish and Wildlife Service. This is a necessary step for the construction of the pipeline to continue and for it to be in service in early 2021.

Politics will certainly play a major role during the last of 2020. For the Democrats and former Vice President Joe Biden, the predominant theme around energy was climate change and substantial job opportunities for Americans. In fact, the topic of climate change and related opportunities for the overall economy was one of the four pillars of their convention platform, integrated into an overall vision of revitalization of America. For the Republicans and President Donald Trump, there was no focus point around energy. In fact, for the first time since the party was founded in 1854, the party did not update or amend their stated party platform, but rather kept the 2016 platform. Regardless of election outcome, we expect market economics to dictate the trajectory of future energy supply and demand. Renewables and natural gas are more economic than coal in generating electricity and will likely continue to take share, while crude oil will likely remain the predominant fuel source in the transportation sector.

(unaudited)

2	Tortoise

2020 3rd Quarter Report | August 31, 2020

Sustainable infrastructure

The biggest focus in renewables is solar and wind power as other resources are gaining traction, but on a more limited scale. On the solar side, photovoltaics (PV) have taken over from what was a multi-technology beginning, which included solar thermal. Essentially, the modularity of design, ability to construct and connect quickly, replace problem modules easily, combined with significant declines in manufacturing cost (via scale and efficiency) have conspired to entrench solar PV as the likely technology going forward. We continue to expect modest cost declines for solar technology via manufacturing efficiency and reduced raw materials, such as silver contact paste.

The key differentiated aspects to onshore wind are greater height and blade diameters. This enables higher speed and more frequent wind resources, improving capacity utilization. Over the past decade, the towers have doubled and even tripled in height, in part to access better wind resources, but also for avian accident mitigation. At the same time, blades have become very large and increasingly lightweight. The overall progression of the industry has been to increase the capture of the available wind resource through physical and computing technology, which drives down unit costs. Also, larger scale farms offer greater output, which absorbs the fixed cost aspect of connections and grid management. Offshore wind tends to be less intermittent and thus has a greater value to the grid as a more stable resource, particularly to baseload supply.

We are also seeing an explosion in battery technology, in terms of the costs and improvements in energy density and overall quality. Now, we are seeing a very large growth backlog emerging to complement many existing renewable projects. The overall availability profile has expanded and improved significantly.

Sustainable Project Finance

The underlying sustainability trend has remained strong in the U.S., with a focus on de-carbonization, greenhouse gas emission reductions, and landfill diversion. The COVID-19 pandemic and related economic shutdown that negatively impacted the U.S. Project Finance sector throughout the second quarter, began to subside in the third quarter. This led to resuming several previously-stalled projects, and announcing several new projects, with much of the activity focused on Renewable Natural Gas (RNG) and Renewable Diesel produced from waste feedstocks.

The State of California continues to be a primary driver for RNG and Renewable Diesel production in support of its Low Carbon Fuel Standard (or LCFS) program, which provides significant additional project revenues in the form of fuel credits. In terms of RNG, California accounts for about 17% of the U.S. volume demand, with about 75% of California’s RNG utilized in the transportation sector as compressed natural gas. The California Public Utility Commission is also implementing rule-making changes to encourage in-state utilities to purchase more RNG. In terms of Renewable Diesel, several new projects and facility conversions have been announced in the U.S. in 2020, with a significant uptick in activity in the third quarter. Most projects expect to ship their fuel production to California via rail to take advantage of LCFS credits. At present, at least 20 projects are underway or have been announced, with production capacity exceeding 3 million gallons per day.

Finally, pricing of fuel credits has remained strong during the second and third quarters, despite COVID-19. California LCFS pricing has remained around $200 per metric ton, near its mandated cap. Also, the pricing for Renewable Identification Number (RIN) credits available under the federal Renewable Fuel Standards program, has likewise remained steady. Notably, the EPA’s recent decision to decline granting most Small Refinery Exemptions (SREs), provides further support for RIN demand and is expected to buttress RIN pricing in the near term. All of this positive movement bodes well for waste-to-energy and waste-to-value (or recycling) projects, thus we remain very bullish in this space for both near-term and long-term investment.

Social impact

Education

Fall 2020 will likely go down in history as the most unusual start to a new school year on record. Decisions on whether to allow students to return to the classroom, require full-time virtual learning or participate in a hybrid solution of the two vary by state, district and even by individual school. Because the impact on families is so profound, these decisions have generated national interest in K-12 policy issues not seen in a generation. Attempts to fully reopen schools for in-person learning have been controversial, championed by some and pilloried by others. In a number of locations, litigation is underway as a result of attempts by state and local governments to prevent the reopening of private and parochial school campuses while district public school campuses remain closed. Given the potential for large-scale disruption and myriad uncertainties presented by the COVID-19 pandemic, it is unclear when we will see schools fully reopen to in-person learning across the nation.

Overall funding for K-12 public education has proven extremely reliable over time. While many district, state and national political officials have warned of dire consequences without a massive increase in federal funding for schools, with a few notable exceptions. As of the current date, most states and districts have not made major cuts to existing budgets or reduced capital spending plans. With the 2020-2021 school year now underway across the country, much of the funding conversations are shifting toward the 2021-2022 school year. To be proactive, many schools and districts are starting to reforecast their budgets for the 2021-2022 year and beyond to assist with keeping potential issues to a minimum in the event of future cuts to funding.

Responses by school districts to challenges presented by the COVID-19 pandemic have exposed structural fault lines in K-12 education throughout the nation. Access to broadband internet, technology and the technical expertise necessary to effectively transition from classroom to virtual instruction highlighted massive disparities among schools: urban and rural, city and suburb, public and private, district and charter, rich and poor. More and more parents are demanding high quality school options for their children; a positive development for charter, private and parochial schools everywhere. Pandemic-driven challenges and disruptions

(unaudited)

Tortoise	3

have not dampened charter and private school demand for better facilities or the appetite of the bond market to fund these opportunities. From March 15 to September 15, at least 67 unique charter school bond offerings, with par value in excess of $1.7 billion, have successfully closed.

Senior Living

The senior living community has transitioned from COVID-19 sprint to marathon mode. Months of scampering from one COVID-19 related issue to the next, has provided a best practice blueprint for many operators. There are still many COVID-19 related challenges; however, in conversation with many of our operating investments, the protocols are in place, personal protection equipment is more prevalent, and staffs seem to be hitting their stride.

While the private pay senior living community has seen a limited amount of specific federal support to date, that is changing as the U.S. Department of Human Health and Services (HHS) recently announced plans to ship 150 million COVID-19 rapid tests to assisted living providers. This welcomed support will help offset the burden of additional COVID-related expenses. According to a recent National Investment Center (NIC) survey, 90% of national senior living respondents have seen expenses increase 9.2% as a result of COVID-19. Fortunately, the U.S. government has also provided access to financial support through the Paycheck Protection Program (PPP) loans. As part of the program, it is required that 75% of those funds go toward payroll, which can be used for the additional hazard pay. The majority of our investments have received PPP to help offset additional payroll and PPE expenses. Additionally, HHS recently announced, private pay assisted living providers now have access to the Provider Relief Fund Phase 2 General Distribution. Providers eligible for relief will receive 2% of their 2019 gross revenue, which is the same for other healthcare providers including hospitals.

Strict visitation and new resident tour restrictions have softened occupancy throughout the senior living industry. However, similar to the past recession of 2007-2008, independent living units have shown occupancy resilience over the past few months by decreasing only 4.4% from pre-COVID levels, as of September 2020. It is our belief that as communities become confident in their operating changes, and barring a significant second wave of COVID-19 cases, occupancy will level off and quickly return to pre-COVID levels based on the critical need for senior care. Our belief is reinforced by several of our operating investments growing their census in recent months. Compounding the need for senior housing in the near term will be the continued slowdown in new construction which, as of the second quarter, slid to 6.2% of inventory under construction.

From an investment standpoint, we’ve seen cap rates increase slightly in the past few months. We’ve seen some design changes in new facility plans to include: increasing prevalence of separate cottage style buildings, antimicrobial air filtration, and touchless controls to name a few. Facilities that are successful have not had trouble accessing capital or refinancing, in fact, stabilized communities have accessed HUD and conventional bank financing with increasing success throughout the past few months. We continue to be bullish on the senior living sector and believe that there will continue to be a strong need once our communities bounce back, which will take some time.

Concluding thoughts

It is clear that future energy supply growth will be driven by a combination of natural gas and renewables. There are many tailwinds driving the move to cleaner energy. We believe that we are well-positioned to take advantage of the global trends driving the energy evolution that is underway. Even though education and senior living facilities have had to change how they operate due to the pandemic, our outlook continues to be strong for these investments. Our focus on essential assets positions the funds well to make a positive impact on clients’ portfolios and our communities.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1. Energy Information Administration, September STEO

(unaudited)

4	Tortoise

2020 3rd Quarter Report | August 31, 2020

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

Energy infrastructure companies have highlighted operating leverage tied to underutilized pipelines that won’t require additional capital expenditures as production volumes return. We expect that the result will be a rise in free cash flow growth over the next several years. The average leverage for the fund’s portfolio companies was 3.37x in 2Q20. Since the fund’s inception, it has paid out more than $144 in cumulative distributions to stockholders. The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2020 were -10.2% and -8.6%, respectively (including the reinvestment of distributions). The Tortoise MLP Index® returned -7.9% during the same period.

Third fiscal quarter highlights
Distributions paid per share	$0.3000
Distribution rate (as of 8/31/2020)	7.3%
Quarter-over-quarter distribution increase (decrease)	N/A	(1)
Year-over-year distribution increase (decrease)	(88.5)%
Cumulative distributions paid per share to
stockholders since inception in February 2004	$144.6900	(2)
Market-based total return	(10.2)%
NAV-based total return	(8.6)%
Premium (discount) to NAV (as of 8/31/2020)	(26.7)%

(1)	Distribution was reinstated during the fiscal quarter.
(2)	Reflects impact of reverse stock split.

Key asset performance drivers

Top five contributors	Company type	Performance driver
DCP Midstream LP	Natural gas pipeline MLP	Strong operating performance and improved natural gas liquids price outlook
Sunnova Energy International Inc.	Solar company	Positive solar growth fundamentals and lower financing costs
Sunnova Energy International Inc., Convertible Notes 9.750% Due 4/30/2025	Solar company	Positive solar fundamentals and lower financing costs
Altus Midstream Company Preferred	Natural gas pipeline company	Preferred structure outperformed soft equity midstream equity performance
Equitrans Midstream Corporation	Gathering and processing MLP company	Relatively steady natural gas outlook amid market volatility
Bottom five contributors	Company type	Performance driver
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Concern Dakota Access Pipeline operations may be halted due to potential need for Environmental Impact Statement
Crestwood Equity Partners Perpetual Preferred	Natural gas pipeline company	Counterparty concern from Chesapeake bankruptcy
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concern about declining crude oil volumes negatively impacting natural gas and natural gas liquids (NGL)
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Concerns regarding reduced refined product demand and Permian crude oil volumes
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Concerns regarding excess capacity for Permian crude pipelines

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	5

Tortoise
Energy Infrastructure Corp. (TYG) (continued)

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders, including NAV performance and distributable cash flow (DCF). The fund’s Board of Directors reviews the distribution rate at least quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the fund’s performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments decreased approximately 13% as compared to 2nd quarter 2020 primarily due to trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 28% during the quarter due mainly to lower asset-based fees. Overall leverage costs decreased approximately 54% as compared to 2nd quarter 2020 due to a full quarter of lower leverage utilization. As a result of the changes in income and expenses, DCF increased approximately 16% as compared to 2nd quarter 2020. The fund reinstated its quarterly distribution at $0.30 per share during the quarter. The fund has paid cumulative distributions to stockholders of $144.69 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital (net of any distributions deemed to be return of principal); and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period and by distributions received from investments deemed to be return of principal. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2020 (in thousands):

	YTD 2020	3rd Qtr 2020
Net Investment Loss,
before Income Taxes	$(12,660)	$(1,136)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital, net	52,502	7,925
Premiums on redemption of
senior notes and MRP stock	3,659	—
Other	211	(51)
DCF	$43,712	$6,738

Leverage

The fund’s leverage utilization decreased $4.0 million during 3rd quarter 2020 and represented 27.8% of total assets at August 31, 2020. At quarter-end, the fund was in compliance with applicable coverage ratios, 100% of the leverage cost was fixed, the weighted-average maturity was 3.2 years and the weighted-average annual rate on leverage was 4.13%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage and swaps mature or are redeemed. During the quarter, $4.0 million of Senior Notes was paid in full upon maturity.

Income taxes

As of August 31, 2020, the fund’s deferred tax liability was zero. The fund had net realized losses of approximately $34 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

6	Tortoise

2020 3rd Quarter Report | August 31, 2020

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019		2020
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$42,910	$44,074	$40,436	$10,138	$8,982
Dividends paid in kind	269	300	178	179	—
Interest earned on corporate bonds	119	348	712	604	547
Premiums on options written	668	714	250	—	—
Total from investments	43,966	45,436	41,576	10,921	9,529
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	4,979	4,479	4,143	1,373	923
Other operating expenses	407	382	407	313	294
	5,386	4,861	4,550	1,686	1,217
Distributable cash flow before leverage costs and current taxes	38,580	40,575	37,026	9,235	8,312
Leverage costs(2)	6,607	6,347	5,878	3,409	1,574
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$31,973	$34,228	$31,148	$5,826	$6,738

Net realized gain (loss), net of income taxes, for the period	$34,895	$(6,537)	$(17,195)	$(572,057)	$(34,087)
As a percent of average total assets(5)
Total from investments	8.38%	9.71%	10.04%	5.58%	8.02%
Operating expenses before leverage costs and current taxes	1.03%	1.04%	1.10%	0.86%	1.02%
Distributable cash flow before leverage costs and current taxes	7.35%	8.67%	8.94%	4.72%	7.00%
As a percent of average net assets(5)
Total from investments	14.41%	17.12%	16.87%	14.35%	12.31%
Operating expenses before leverage costs and current taxes	1.77%	1.83%	1.85%	2.22%	1.57%
Leverage costs and current taxes	2.17%	2.39%	2.38%	4.48%	2.03%
Distributable cash flow	10.47%	12.90%	12.64%	7.65%	8.71%

Selected Financial Information
Distributions paid on common stock	$35,131	$35,195	$21,224	$—	$3,979
Distributions paid on common stock per share(7)	2.6200	2.6200	1.5800	—	0.3000
Total assets, end of period(6)	1,951,035	1,680,775	1,416,246	508,235	450,671
Average total assets during period(6)(8)	2,080,591	1,876,534	1,665,499	778,359	472,659
Leverage(9)	688,900	623,900	565,300	129,100	125,067
Leverage as a percent of total assets	35.3%	37.1%	39.9%	25.4%	27.8%
Net unrealized depreciation, end of period	(421,920)	(543,310)	(662,820)	(526,684)	(513,439)
Net assets, end of period	1,097,489	930,286	769,227	334,413	294,394
Average net assets during period(10)	1,210,078	1,064,735	991,440	302,755	307,880
Net asset value per common share(7)	81.72	69.24	57.28	25.08	22.52
Market value per share(7)	81.56	67.28	50.60	18.70	16.50
Shares outstanding (000’s)	53,732	53,732	53,732	13,334	13,072
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind, the net premiums on options written and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements, distributions received that are excluded for DCF purposes and amortization on certain investments.
(5)	Annualized.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Adjusted to reflect 1 for 4 reverse stock split effective May 1, 2020.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(10)	Computed by averaging daily net assets within each period.

Tortoise	7

Tortoise
Midstream Energy Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in midstream energy equities that own and operate a network of pipeline and energy related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream energy equities, including MLPs benefiting from U.S. natural gas production and consumption expansion, with minimal direct commodity exposure.

Fund performance review

Energy infrastructure companies highlighted operating leverage tied to underutilized pipelines that won’t require additional capital expenditures as production volumes return. We expect that the result will be a rise in free cash flow growth over the next several years. The average leverage for the fund’s portfolio companies was 3.35x in 2Q20. The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2020 were -18.5% and -9.9%, respectively (including the reinvestment of distributions). The Tortoise MLP Index® returned -7.9% during the same period.

Third fiscal quarter highlights
Distributions paid per share	$0.3100
Distribution rate (as of 8/31/2020)	7.4%
Quarter-over-quarter distribution increase (decrease)	N/A	(1)
Year-over-year distribution increase (decrease)	(92.7)%
Cumulative distributions paid per share to
stockholders since inception in July 2010	$157.2600	(2)
Market-based total return	(18.5)%
NAV-based total return	(9.9)%
Premium (discount) to NAV (as of 8/31/2020)	(26.2)%

(1)	Distribution was reinstated during the fiscal quarter.
(2)	Reflects impact of reverse stock split.

Key asset performance drivers

Top five contributors	Company type	Performance driver
DCP Midstream, LP	Midstream natural gas/natural gas liquids pipeline MLP	Strong operating performance and improved natural gas liquids price outlook
Sunnova Energy International Inc.	Solar company	Positive solar growth fundamentals and lower financing costs
Sunnova Energy International Inc., Convertible Notes 9.750% Due 4/30/2025	Solar company	Positive solar fundamentals and lower financing costs
Altus Midstream Company Preferred	Natural gas pipeline company	Preferred structure outperformed soft equity midstream equity performance
Equitrans Midstream Corporation	Gathering and processing MLP company	Relatively steady natural gas outlook amid market volatility
Bottom five contributors	Company type	Performance driver
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Concern Dakota Access Pipeline operations may be halted due to potential need for Environmental Impact Statement
Crestwood Equity Partners Perpetual Preferred	Natural gas pipeline	Counterparty concern from Chesapeake bankruptcy
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Concerns regarding excess capacity for Permian crude pipelines
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Concerns regarding reduced refined product demand and Permian crude oil volumes
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concern about declining crude oil volumes negatively impacting natural gas and natural gas liquids (NGL) volumes

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

8	Tortoise

2020 3rd Quarter Report | August 31, 2020

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders, including NAV performance and distributable cash flow (DCF). The fund’s Board of Directors reviews the distribution rate at least quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the fund’s performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments decreased approximately 22% as compared to 2nd quarter 2020 primarily due to trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 33% during the quarter due primarily to lower asset-based fees. Leverage costs decreased approximately 72% as compared to 2nd quarter 2020 due to a full quarter of lower leverage utilization. As a result of the changes in income and expenses, DCF increased approximately 17% as compared to 2nd quarter 2020. The fund reinstated its quarterly distribution at $0.31 per share during the quarter. The fund has paid cumulative distributions to stockholders of $157.26 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2020 (in thousands):

	YTD 2020	3rd Qtr 2020
Net Investment Loss,
before Income Taxes	$(8,386)	$(632)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital (ROC)	34,636	4,472
Premiums on redemption of
senior notes and MRP stock	4,081	—
Prior year ROC re-class	(1,606)	—
Other	516	55
DCF	$29,241	$3,895

Leverage

The fund’s leverage utilization was unchanged during 3rd quarter 2020 and represented 23.9% of total assets at August 31, 2020. At quarter-end, the fund was in compliance with applicable coverage ratios, 100% of the leverage cost was fixed, the weighted-average maturity was 1.8 years and the weighted-average annual rate on leverage was 4.38%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

As of August 31, 2020, the fund’s deferred tax liability was zero. The fund had net realized losses of approximately $29 million during the quarter. As of November 30, 2019, the fund had net operating losses of $1.3 million and capital loss carryforwards of $26.9 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	9

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019		2020
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$31,244	$31,315	$28,806	$6,309	$5,045
Dividends paid in kind	179	200	127	130	—
Interest earned on corporate bonds	85	230	489	317	222
Premiums on options written	927	941	216	—	—
Total from investments	32,435	32,686	29,638	6,756	5,267
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	3,526	3,145	2,868	873	482
Other operating expenses	312	301	321	156	207
	3,838	3,446	3,189	1,029	689
Distributable cash flow before leverage costs and current taxes	28,597	29,240	26,449	5,727	4,578
Leverage costs(2)	5,088	4,859	4,428	2,402	683
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$23,509	$24,381	$22,021	$3,325	$3,895

Net realized gain (loss), net of income taxes, for the period	$9,631	$(8,640)	$(6,917)	$(518,170)	$(28,505)
As a percent of average total assets(5)
Total from investments	8.73%	9.96%	10.37%	5.77%	9.32%
Operating expenses before leverage costs and current taxes	1.03%	1.05%	1.12%	0.88%	1.22%
Distributable cash flow before leverage costs and current taxes	7.70%	8.91%	9.25%	4.89%	8.10%
As a percent of average net assets(5)
Total from investments	14.70%	17.18%	16.80%	16.18%	13.90%
Operating expenses before leverage costs and current taxes	1.74%	1.81%	1.81%	2.46%	1.82%
Leverage costs and current taxes	2.31%	2.55%	2.51%	5.75%	1.80%
Distributable cash flow	10.65%	12.82%	12.48%	7.97%	10.28%

Selected Financial Information
Distributions paid on common stock	$26,706	$26,705	$14,854	$—	$1,952
Distributions paid on common stock per share(7)	4.2250	4.2250	2.3500	—	0.3100
Total assets, end of period(6)	1,380,446	1,163,500	964,276	239,673	212,560
Average total assets during period(6)(8)	1,473,596	1,316,053	1,149,464	466,040	224,762
Leverage(9)	528,100	462,600	409,500	50,900	50,900
Leverage as a percent of total assets	38.3%	39.8%	42.5%	21.2%	23.9%
Net unrealized appreciation (depreciation), end of period	15,163	(64,329)	(157,875)	(22,960)	(11,035)
Net assets, end of period	786,294	667,708	549,293	162,369	141,403
Average net assets during period(10)	875,555	762,956	709,609	166,096	150,772
Net asset value per common share(7)	124.40	105.60	86.90	25.69	22.76
Market value per common share(7)	120.30	98.80	78.00	20.95	16.79
Shares outstanding (000’s)	63,208	63,208	63,208	6,321	6,214

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(5)	Annualized.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Adjusted to reflect 1 for 10 reverse stock split effective May 1, 2020.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(10)	Computed by averaging daily net assets within each period.

10	Tortoise

2020 3rd Quarter Report | August 31, 2020

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

Energy infrastructure companies highlighted operating leverage tied to underutilized pipelines that won’t require additional capital expenditures as production volumes return. We expect that the result will be a rise in free cash flow growth over the next several years. The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2020 were -15.9% and -5.8%, respectively (including the reinvestment of distributions). The Tortoise North American Pipeline IndexSM returned -2.1% for the same period.

Third fiscal quarter highlights
Distributions paid per share	$0.1600
Distribution rate (as of 8/31/2020)	4.5%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	(86.0)%
Cumulative distributions paid per share to
stockholders since inception in October 2011	$53.9100	(1)
Market-based total return	(15.9)%
NAV-based total return	(5.8)%
Premium (discount) to NAV (as of 8/31/2020)	(25.2)%

(1)	Reflects impact of reverse stock split.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund utilizes a covered call strategy when appropriate, which seeks to generate income while reducing overall volatility. No covered calls were written during the quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Equitrans Midstream Corporation	Midstream gathering and processing company	Relatively steady natural gas outlook amid market volatility
Nextera Energy Partners LP	Downstream power company	Increased guidance tied to renewable energy growth
Williams Companies, Inc.	Natural gas pipeline company	Historically stable natural gas pipeline business
TC Energy Corp.	Natural gas pipeline company	Stability of regulated business model benefitted during volatile commodity prices
Keyera Corp	Midstream natural gas/natural gas liquids pipeline company	Constructive volume outlook on system along with relatively low leverage
Bottom five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concern about declining crude oil volumes negatively impacting natural gas and natural gas liquids (NGL)
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced crude oil volume outlook
Phillips 66 Partners LP	Midstream crude oil pipeline company	Concern Dakota Access Pipeline operations may be halted due to potential need for Environmental Impact Statement
Kinder Morgan Inc.	Midstream natural gas/natural gas liquids pipeline company	Slower improvement in refined product demand following COVID-19 than expected
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline MLP	Concern Dakota Access Pipeline operations may be halted due to potential need for Environmental Impact Statement

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	11

Tortoise
Pipeline & Energy Fund, Inc. (TTP) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the fund’s performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (MLPs), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 13% as compared to 2nd quarter 2020, primarily due to decreased premiums received on written call options. In the current environment, the fund has ceased writing covered call options in order to maximize potential NAV upside. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 23% during the quarter, primarily due to lower asset-based fees. Leverage costs decreased approximately 24% as compared to 2nd quarter 2020 due to a full quarter of lower leverage utilization. As a result of the changes in income and expenses, DCF decreased approximately 4% as compared to 2nd quarter 2020. In addition, the fund had net realized losses on investments of $3.5 million during 3rd quarter 2020. The fund paid a quarterly distribution of $0.16 per share, no change from the distribution paid in the prior quarter and a decrease of approximately 86% from 3rd quarter 2020. The fund has paid cumulative distributions to stockholders of $53.91 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2020 (in thousands):

	YTD 2020	3rd Qtr 2020
Net Investment loss	$(115)	$(167)
Adjustments to reconcile to DCF:
Net premiums on options written	747	—
Distributions characterized as
return of capital	4,236	915
Premiums on redemption of
senior notes and MRP stock	195	—
Prior year ROC re-class	(580)	—
Other	73	10
DCF	$4,556	$758

Leverage

The fund’s leverage utilization was unchanged during 3rd quarter 2020 and represented 34.2% of total assets at August 31, 2020. At quarter-end, the fund was in compliance with applicable coverage ratios, 100% of the leverage cost was fixed, the weighted-average maturity was 2.4 years and the weighted-average annual rate on leverage was 4.63%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

12	Tortoise

2020 3rd Quarter Report | August 31, 2020

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019		2020
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,905	$3,890	$3,744	$1,349	$1,357
Dividends paid in kind	62	68	9	10	—
Net premiums on options written	967	483	539	208	—
Total from investments	4,934	4,441	4,292	1,567	1,357
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	602	563	548	235	202
Other operating expenses	138	116	147	137	86
	740	679	695	372	288
Distributable cash flow before leverage costs	4,194	3,762	3,597	1,195	1,069
Leverage costs(2)	626	609	585	409	311
Distributable Cash Flow(3)	$3,568	$3,153	$3,012	$786	$758

Net realized loss on investments and foreign
currency translation, for the period	$(2,745)	$(1,524)	$(5,807)	$(86,692)	$(3,517)
As a percent of average total assets(4)
Total from investments	8.96%	8.74%	8.96%	6.29%	7.44%
Operating expenses before leverage costs	1.34%	1.34%	1.45%	1.49%	1.58%
Distributable cash flow before leverage costs	7.62%	7.40%	7.51%	4.80%	5.86%
As a percent of average net assets(4)
Total from investments	12.63%	12.46%	12.31%	12.85%	11.11%
Operating expenses before leverage costs	1.89%	1.91%	1.99%	3.05%	2.36%
Leverage costs	1.60%	1.71%	1.68%	3.35%	2.55%
Distributable cash flow	9.14%	8.84%	8.64%	6.45%	6.20%

Selected Financial Information
Distributions paid on common stock	$2,855	$2,855	$2,855	$401	$397
Distributions paid on common stock per share(5)	1.1400	1.1400	1.1400	0.1600	0.1600
Total assets, end of period(6)	207,072	192,751	169,680	75,700	71,579
Average total assets during period(6)(7)	218,436	203,852	192,750	99,132	72,559
Leverage(8)	61,500	61,800	58,000	24,500	24,500
Leverage as a percent of total assets	29.7%	32.1%	34.2%	32.4%	34.2%
Net unrealized depreciation, end of period	(28,190)	(37,569)	(48,038)	(20,652)	(20,791)
Net assets, end of period	143,463	129,887	110,707	50,721	46,636
Average net assets during period(9)	155,032	142,932	140,195	48,522	48,608
Net asset value per common share(5)	57.28	51.88	44.20	20.26	18.86
Market value per common share(5)	51.36	46.08	39.44	16.98	14.11
Shares outstanding (000’s)	10,016	10,016	10,016	2,504	2,473

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(4)	Annualized.
(5)	Adjusted to reflect 1 for 4 reverse stock split effective May 1, 2020.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(9)	Computed by averaging daily net assets within each period.

Tortoise	13

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

As economies re-open, even if disorderly, energy demand recovered from its lows of the spring. Refinery utilization was operating at mid-sixty percent of capacity in April and May, but those utilization rates are now in the low eighties. This tepid recovery led to range-bound crude oil prices all summer, generally in the low $40’s per barrel in the U.S. Crude oil spot prices, represented by West Texas Intermediate (WTI), began the fiscal period at the low of $39.27 per barrel, peaked at $43.39 on August 26 before ending the period at $42.61. The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2020 were -2.1% and -1.5%, respectively (including the reinvestment of distributions).

Third fiscal quarter highlights
Distributions paid per share	None
Distribution rate (as of 8/31/2020)	0.0%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	(100.0)%
Cumulative distributions paid per share
to stockholders since inception in July 2012	$96.9000	(1)
Market-based total return	(2.1)%
NAV-based total return	(1.5)%
Premium (discount) to NAV (as of 8/31/2020)	(25.5)%

(1) Reflects impact of reverse stock split.

The fund utilizes a covered call strategy when appropriate, which seeks to generate income while reducing overall volatility. No covered calls were written during the quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
EQT Corporation	Upstream natural gas producing company	Natural gas producer that benefitted from rise in natural gas prices during the period
Cheniere Energy Inc.	Natural gas pipeline company	Fewer liquefied natural gas (LNG) cargo cancellations and improved global LNG demand outlook
Pioneer Natural Resources Company	Oil and gas producing company	Oil producer that benefitted from higher oil prices
Nextera Energy Inc.	Power/utility company	Increased guidance tied to renewable energy growth
Parsley Energy, Inc.	Oil and gas producing company	Oil producer that benefitted from higher oil prices
Bottom five contributors	Company type	Performance driver
Kinder Morgan Inc.	Midstream natural gas/natural gas liquids pipeline company	Slower improvement in refined product demand following COVID-19 than expected
Chevron Corporation	Upstream oil and natural gas producing company	Concerns related to dividend sustainability given low commodity prices
EOG Resources Inc.	Upstream liquids producer	Lease drilling locations that could be negatively impacted by frack ban on federal lands
Energy Transfer LP	Natural gas pipeline MLP	Concern Dakota Access Pipeline operations may be halted due to potential need for Environmental Impact Statement
Diamondback Energy Inc.	Upstream oil and natural gas producer	Lower production growth than previously forecasted

Unlike the fund return, index return is pre-expenses

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

14	Tortoise

2020 3rd Quarter Report | August 31, 2020

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the fund’s performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 56% as compared to 2nd quarter 2020, primarily due to decreased premiums received on written covered call options. In the current environment, the fund has ceased writing covered call options in order to maximize potential NAV upside. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 18% during the quarter, primarily due to a decrease in professional fees. Total leverage costs decreased approximately 53% as compared to 2nd quarter 2020 due to a full quarter of lower leverage utilization. As a result of the changes in income and expenses, DCF decreased by approximately 69% as compared to 2nd quarter 2020.

The fund announced the temporary suspension of distributions during the 2nd quarter and did not pay any distributions during the 3rd quarter. The fund has paid cumulative distributions to stockholders of $96.90 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2020 (in thousands):

	YTD 2020	3rd Qtr 2020
Net Investment Income (loss)	$27	$55
Adjustments to reconcile to DCF:
Net premiums on options written	1,734	150
Distributions characterized as
return of capital	487	—
Other	(10)	—
DCF	$2,238	$205

Leverage

The fund’s leverage utilization increased $0.3 million as compared to 2nd quarter 2020. The fund utilizes all floating rate leverage that had an interest rate of 0.96% and represented 13.0% of total assets at quarter-end. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	15

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019		2020
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$538	$789	$657	$448	$397
Dividends paid in stock	—	—	—	—	—
Net premiums on options written	5,085	1,771	1,275	459	—
Total from investments	5,623	2,560	1,932	907	397
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	315	261	247	93	94
Other operating expenses	110	100	128	124	84
	425	361	375	217	178
Distributable cash flow before leverage costs	5,198	2,199	1,557	690	219
Leverage costs(2)	292	216	184	30	14
Distributable Cash Flow(3)	$4,906	$1,983	$1,373	$660	$205

Net realized loss on investments and foreign
currency translation, for the period	$(31,152)	$(2,264)	$(3,945)	$(44,750)	$(8)
As a percent of average total assets(4)
Total from investments	19.20%	10.92%	9.16%	8.97%	4.74%
Operating expenses before leverage costs	1.45%	1.54%	1.78%	2.15%	2.12%
Distributable cash flow before leverage costs	17.75%	9.38%	7.38%	6.82%	2.62%
As a percent of average net assets(4)
Total from investments	28.01%	15.34%	12.10%	13.19%	5.33%
Operating expenses before leverage costs	2.12%	2.16%	2.35%	3.15%	2.39%
Leverage costs	1.45%	1.29%	1.15%	0.44%	0.19%
Distributable cash flow	24.44%	11.89%	8.60%	9.60%	2.75%

Selected Financial Information
Distributions paid on common stock	$1,477	$1,477	$1,477	$—	$—
Distributions paid on common stock per share(5)	0.8000	0.8000	0.8000	—	—
Total assets, end of period	95,078	88,684	66,439	33,895	33,760
Average total assets during period(6)	116,182	94,064	84,873	40,207	33,345
Leverage(7)	28,700	26,500	20,400	4,100	4,400
Leverage as a percent of total assets	30.2%	29.9%	30.7%	12.1%	13.0%
Net unrealized depreciation, end of period	(21,503)	(21,026)	(32,908)	(4,249)	(4,737)
Net assets, end of period	65,322	61,550	45,253	29,566	29,137
Average net assets during period(8)	79,655	66,948	64,239	27,364	29,658
Net asset value per common share(5)	35.36	33.36	24.48	16.20	15.78
Market value per common share(5)	31.92	29.04	21.76	12.01	11.76
Shares outstanding (000’s)	14,768	14,768	14,768	1,846	1,846

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions the distributions paid in stock and the premium on dividends paid in kind.
(4)	Annualized.
(5)	Adjusted to reflect 1 for 8 reverse stock split effective May 1, 2020.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

16	Tortoise

2020 3rd Quarter Report | August 31, 2020

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

Midstream energy was on par with broad energy in the second fiscal quarter with the Tortoise North American Pipeline IndexSM returning -14.0%. In general, first quarter earnings for midstream companies were treated as a non-event, with an exclusive focus on company outlooks. Conditions appear to be improving, but are still far from normal. Full year guidance is now 8% lower on average. Companies with significant natural gas businesses and/or take or pay contracts reaffirmed guidance, whereas others with cash flows tied to wellhead volumes provided a wider range of outcomes. The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2020 were -4.0% and 2.7%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 0.7% for the same period. The fund’s fixed income holdings outperformed its equity holdings on a total return basis.

Third fiscal quarter highlights
Monthly distributions paid per share	$0.0500
Distribution rate (as of 8/31/2020)	6.5%
Quarter-over-quarter distribution increase (decrease)	(60.0)%
Year-over-year distribution increase (decrease)	(60.0)%
Cumulative distribution to stockholders
since inception in July 2009	$17.6750
Market-based total return	(4.0)%
NAV-based total return	2.7%
Premium (discount) to NAV (as of 8/31/2020)	(24.6)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Sunnova Energy International Inc.	Solar company	Positive solar growth fundamentals and lower financing costs
Sunnova Energy International Inc., Convertible Notes 9.750% Due 4/30/2025	Solar company	Positive solar fundamentals and lower financing costs
Enbridge Inc., 5.500% Due 7/15/2077	Midstream crude oil pipeline company	Steady business model and lower interest environment
Hess Corporation, 5.625%, 02/15/2026	Gathering and processing MLP company	Relatively strong counterparty and minimum volume commitment protections amid market volatility
EnLink Midstream, LLC, 5.375% Due 6/1/2029	Gathering and processing MLP company	Improved commodity prices leading to stronger counterparties along with lower interest rate environment
Bottom five contributors	Company type	Performance driver
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Concern Dakota Access Pipeline operations may be halted due to potential need for Environmental Impact Statement
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced crude oil volume outlook
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline MLP	Concern Dakota Access Pipeline operations may be halted due to potential need for Environmental Impact Statement
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Concerns regarding reduced refined product demand and Permian crude oil volumes
NuStar Energy L.P.	Crude oil pipelines	Reduced crude oil volume outlook

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	17

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (MLPs) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments were relatively unchanged as compared to 2nd quarter 2020. Operating expenses, consisting primarily of fund advisory fees, increased slightly during the quarter, primarily due to higher asset-based fees. Total leverage costs decreased approximately 16% as compared to 2nd quarter 2020 due to a full quarter of lower leverage utilization. As a result of the changes in income and expenses, DCF increased approximately 2.7% as compared to 2nd quarter 2020. In addition, the fund had net realized losses on investments of approximately $350,000 during 3rd quarter 2020.

The fund paid monthly distributions of $0.05 per share during 3rd quarter 2020, a decrease of 60% from the prior quarter and 3rd quarter 2019. The fund’s Board of Directors has announced monthly distributions of $0.05 per share are expected to be paid during 4th quarter 2020. The fund has paid cumulative distributions to stockholders of $17.675 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2020 (in thousands):

	YTD 2020	3rd Qtr 2020
Net Investment Income	$1,959	$621
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	2,973	743
Other	50	(10)
DCF	$4,982	$1,354

Leverage

The fund’s leverage utilization increased $1.2 million as compared to 2nd quarter 2020 and represented 23.3% of total assets at August 31, 2020. During the period, the fund maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 92% of the leverage cost was fixed, the weighted-average maturity was 3.2 years and the weighted-average annual rate on leverage was 2.87%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

18	Tortoise

2020 3rd Quarter Report | August 31, 2020

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019		2020
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Interest earned on corporate bonds	$1,368	$1,331	$1,311	$1,116	$1,013
Distributions and dividends from investments,
net of foreign taxes withheld	1,907	1,975	1,924	800	914
Dividends paid in kind	47	49	8	8	—
Total from investments	3,322	3,355	3,243	1,924	1,927
Operating Expenses Before Leverage Costs
Advisory fees	462	440	426	251	261
Other operating expenses	131	109	141	120	116
	593	549	567	371	377
Distributable cash flow before leverage costs	2,729	2,806	2,676	1,553	1,550
Leverage costs(2)	410	382	367	234	196
Distributable Cash Flow(3)	$2,319	$2,424	$2,309	$1,319	$1,354

Net realized gain (loss) on investments and foreign
currency translation, for the period	$94	$4,288	$1,376	$(27,995)	$351
As a percent of average total assets(4)
Total from investments	6.78%	7.23%	7.35%	6.59%	7.00%
Operating expenses before leverage costs	1.21%	1.18%	1.28%	1.27%	1.37%
Distributable cash flow before leverage costs	5.57%	6.05%	6.07%	5.32%	5.63%
As a percent of average net assets(4)
Total from investments	9.53%	10.25%	10.18%	10.12%	9.05%
Operating expenses before leverage costs	1.70%	1.68%	1.78%	1.95%	1.77%
Leverage costs	1.18%	1.17%	1.15%	1.23%	0.92%
Distributable cash flow	6.65%	7.40%	7.25%	6.94%	6.36%

Selected Financial Information
Distributions paid on common stock	$2,606	$2,607	$2,607	$2,607	$1,043
Distributions paid on common stock per share	0.3750	0.3750	0.3750	0.3750	0.1500
Total assets, end of period	190,032	177,843	165,718	109,703	111,838
Average total assets during period(5)	194,528	186,087	177,506	116,136	109,506
Leverage(6)	56,100	54,100	52,900	24,900	26,100
Leverage as a percent of total assets	29.5%	30.4%	31.9%	22.7%	23.3%
Net unrealized appreciation (depreciation), end of period	5,062	(7,471)	(17,866)	(15,664)	(14,689)
Net assets, end of period	133,107	123,015	112,095	84,322	85,232
Average net assets during period(7)	138,251	131,313	128,167	75,647	84,671
Net asset value per common share	19.15	17.70	16.13	12.13	12.26
Market value per common share	18.17	15.57	14.71	9.78	9.24
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value and the premium on dividends paid in kind; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.

(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise	19

Tortoise
Essential Assets Income Term Fund (TEAF)

Fund description

TEAF seeks to provide a high level of total return with an emphasis on current distributions. TEAF provides investors access to a combination of public and direct investments in essential assets that are making an impact on clients and communities.

Fund performance

TEAF continued to see solid price appreciation in the portfolio during the third fiscal quarter as equity and debt markets rebounded from COVID-19 driven volatility earlier in the year. Specifically, integrated utilities and renewables companies in the portfolio exhibited strong performance in the quarter. We continue to see healthy tailwinds for the build out of renewables, benefitting TEAF portfolio companies executing robust capex plans to help de-carbonize global power generation. European Utilities and North American residential solar companies fared best during the quarter.

Additionally, we saw a nice rebound from pure-play natural gas infrastructure companies during the quarter. We believe low-cost natural gas produced in the U.S. will continue to play an important role in supplying energy globally as coal is de-emphasized. This is expected to benefit the natural gas infrastructure names in the portfolio. We did see underperformance from a handful of the integrated energy infrastructure names in the portfolio, as volume concerns and commodity prices were a drag during the quarter.

Direct sustainable investments continued to hold up relatively well during the quarter and performed in-line with our expectations. As a reminder, we currently have a mix of operating assets and assets under construction in the portfolio. Assets under construction are on-time and on-budget, and expected to enter service later in 2020.

Despite the volatile market environment year-to-date, we continue to have conviction in TEAF’s investment strategy. We expect the strong tailwinds behind sustainable infrastructure to drive growth and continue to see value in the energy infrastructure sector.

We have made progress in transitioning the portfolio to the targeted allocation of 60% direct investments. As of August 31, 2020, TEAF’s total direct investment commitments were approximately $105 million or approximately 44% of the portfolio. Additionally, as we mentioned last quarter, we have completed the fund’s allocation to direct sustainable and energy infrastructure investments. The fund anticipates reaching the targeted allocation for direct investments in the next two to three months.

Public Energy Infrastructure

●	Public energy infrastructure equities were approximately flat in 3Q, driven by continued concerns over the pace of a rebound in global energy demand as economies slowly re-opened following COVID-19 shelter in place prohibitions.
●	Crude oil prices generally remained range bound during the quarter after a sharp rebound in May, which weighed on production volumes expectations for the remainder of 2020 and 2021.
●	Pure-play natural gas pipeline companies and liquefied natural gas (LNG) players fared well during the quarter due to continued expectation of commodity price strength in 2021 and dry gas basins will need to offset declines in associated gas production.
●	Additionally, we continued to see capital expenditures for energy infrastructure companies trend lower, which we believe will improve the free cash flow generation of the sector resulting in ability to de-lever balance sheets and return capital to shareholders over the next several years. We expect lower leverage and increasing free cash flow to support valuation of the sector moving forward.

Private Energy Infrastructure

●	TEAF closed a PIPE financing with Enviva Partners (EVA) in June 2020. The equity financing helped EVA finance asset acquisitions. EVA is a publicly traded MLP that aggregates natural wood fiber and processes it into wood pellets used by global power generators. Wood pellets are used as a substitute for coal in both dedicated and co-fired power generation and combined heat and power plants. Using wood biomass in power generation is a low-cost option to lower emissions to meet global climate change goals, as the emissions of pellet based electricity is approximately 75% lower than that of coal-based electricity. EVA sells a significant majority of its wood pellets through long-term, take-or-pay agreements with creditworthy customers in Europe and Asia.

Public Sustainable Infrastructure

●	By June, after a tumultuous first part of 2020, our confidence in the resilience of earnings and dividends for companies in the portfolio in the new economic climate continued to be fortified by our communications with companies and guidance announcements. Both in the U.S. and in Europe, our exposure to the growing renewable energy thematic has allowed our portfolio to outperform traditional utilities over the quarter, in a period when those have underperformed general equity markets.
●	Equity markets were generally responding well to any signs of recovery in business activity and weren’t dwelling on trade friction or the upswing in Covid-19 infections in various regions including notably many U.S. states. In Europe, strength in relevant commodity prices funneled through to firm up power prices and carbon prices were strikingly strong (nearing historical highs), probably related to the political agenda and waning of German reluctance to an EU-wide carbon floor. Power demand and pricing were reasonably resilient in the U.S. as well. While infrastructure shares apart from utilities struggled to perform as well as growth-oriented renewables-focused utilities, natural gas infrastructure provided positive contributions to performance.
●	By mid-summer, news flow caused more choppiness in equity, interest rate and currency markets; benchmark government bond yields fell while certain commodity prices (copper, natural gas)

(unaudited)

20	Tortoise

2020 3rd Quarter Report | August 31, 2020

and gold ticked higher. TEAF’s sectors continued to make progress, despite unhelpful political scandals with some U.S. utilities. There was also the favorable dynamic that clean energy is deemed to be a beneficiary of a potential Biden win in November. The portfolio had some notable strong movers: one of the latest additions to the portfolio, Spanish utility Endesa, notably reported earnings which showed a limited impact from the coronavirus crisis in the first half of the year overall and its confident message confirmed full year guidance and the dividend policy. Brookfield Renewables was also amongst the salient outperformers following its merger with 62%-held yieldco Terraform Power, creating a giant pure-play renewable energy company with 19,000 megawatts of installed capacity in North America and Europe and an almost equally large pipeline of development opportunities. On the other hand, Ohio-based First Energy was knocked hard following allegations of its link to a bribery investigation involving two previously owned nuclear power plants; the CEO has denied wrongdoing.
●	By August, equity markets were firmer again and the mood was decidedly ‘risk-on’. U.S. Treasury yields moved higher for most of the month (the 10-year yield rose from its recent lows around 0.55% early in August to close the month at 0.75%) with increasing optimism for strong growth comparisons next year and with the Federal Reserve’s new policy of average inflation targeting – essentially a tolerance for higher inflation in hopes of stimulating lower unemployment and growth. Many commodity prices rose, including the U.S. natural gas price to a nine-month high, fanned by extremely high temperatures, wildfires in California and a hurricane in the Gulf of Mexico, and in Europe the carbon price was back to its all-time highs.
–

With equity market leadership very narrow and cyclically orientated, utilities lagged and transportation infrastructure started to perk up. There were some dominant features in August: The outperformance of renewables, extreme heat causing rolling black-outs and wildfires in California causing investors to shun local utilities and the U.S. dollar’s decline.

Private Sustainable Infrastructure

●	TEAF did not invest in any additional private sustainable infrastructure projects during the quarter as the fund previously reached its target allocation in private sustainable deals.
●	To date, the fund has invested approximately $52 million in three entities.
●	Operating assets held at TEAF continued to operate as expected with cash flow generation profiles driven by long term contracted cash flows.
●	Projects that remained under construction did not have to make any material changes to their construction plans or cash flow profiles that would impact the expected returns to be generated by TEAF.

Social Infrastructure

●	TEAF completed a debt investment in Hillcrest Christian School (HCS). The private school, founded in 1976, is located in thousand Oaks, CA serving students from preschool through high school. The investment will be used to acquire land and a facility that is superior to their current facility, as well as renovations to the facility. The new 52,000 square foot facility will have capacity to educate 750 students.
●	So far, the fund has seen manageable exposure to COVID-19. One senior living facility did see an outbreak among residents and staff. The facility was able to prevent further spread and recover in a couple of months, and currently no residents or staff have COVID-19. As previously stated, TEAF has focused on independent and assisted living facilities rather than nursing homes. Nursing homes house individuals with more acute health risks that are more susceptible to the risks of COVID-19 while also increasing risk due to the proximity of the occupants and workers. These nursing homes are not part of TEAF’s portfolio. That being said we continue to carefully monitor the situation with routine interaction and are taking proactive measures to ensure the facilities in which TEAF has invested practice all proper precautions and preparation if an outbreak occurs.
●	COVID-19 has had impacts on education facilities, and especially new facilities, in terms of temporary decreased enrollment. While education facilities have seen significant operational changes in the short term, we expect the investment profile of charter schools to remain relatively unchanged in the long-run. While schools may move towards a blended classroom and online experience, having a safe and reliable school building will remain very important to the long term value proposition of education.
●	The backlog of opportunities in Social Infrastructure has remained robust and the team believes it is on track to achieve its allocation target prior to year-end.

Third fiscal quarter highlights
Monthly distributions paid per share	$0.0750
Distribution rate (as of 8/31/2020)	8.0%
Quarter-over-quarter distribution increase (decrease)	(30.9)%
Year-over-year distribution increase (decrease)	(30.9)%
Cumulative distributions paid per share
to stockholders since inception in March 2019	$1.6355
Market-based total return	6.5%
NAV-based total return	7.2%

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	21

Tortoise
Essential Assets Income Term Fund (TEAF) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the fund’s performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is income from investments less expenses. Income from investments includes the accrued interest from bonds, the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased slightly as compared to 2nd quarter 2020 due primarily to timing of distribution payments from investments. Operating expenses, consisting primarily of fund advisory fees, increased approximately 9.5% during the quarter, primarily due to higher asset-based fees. Total leverage costs decreased approximately 16% as compared to 2nd quarter 2020, primarily due to lower interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 3.1% as compared to 2nd quarter 2020. In addition, the fund had net realized losses on investments of $4.2 million during 3rd quarter 2020.

The fund paid monthly distributions of $0.075 per share during 3rd quarter 2020, a decrease of approximately 31% from the prior quarter and 3rd quarter 2019. The fund’s Board of Directors has declared monthly distributions of $0.075 per share to be paid during 4th quarter 2020. The fund has paid cumulative distributions to stockholders of $1.6355 per share since its inception in March 2019.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2020 (in thousands):

	YTD 2020	3rd Qtr 2020

Net Investment Income, before income taxes	$11,095	$2,244
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	3,321	694
Net premiums on options written	2,158	569
Return of principal excluded for DCF purposes	(5,194)	—
Amortization on certain investments	(804)	(268)
Other	(172)	—
DCF	$10,404	$3,239

Leverage

The fund’s leverage utilization decreased $0.4 million as compared to 2nd quarter 2020. The fund utilizes all floating rate leverage that had an interest rate of 0.96% and represented 12.8% of total assets at quarter-end. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

22	Tortoise

2020 3rd Quarter Report | August 31, 2020

TEAF Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019		2020
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Interest earned on bonds and notes	$1,164	$1,397	$1,488	$1,571	$1,669
Distributions and dividends from investments,
net of foreign taxes withheld	3,576	2,235	2,216	2,257	1,998
Distributions paid in kind	62	144	74	75	—
Net premiums on options written	1,428	1,400	1,217	372	569
Total from investments	6,230	5,176	4,995	4,275	4,236

Operating Expenses Before Leverage Costs
Advisory fees	792	761	772	679	797
Other operating expenses	165	203	177	155	116
	957	964	949	834	913
Distributable cash flow before leverage costs	5,273	4,212	4,046	3,441	3,323
Leverage costs(2)	252	229	222	100	84
Distributable Cash Flow(3)	$5,021	$3,983	$3,824	$3,341	$3,239

Net realized loss on investments and foreign currency
translation, for the period	$(3,168)	$(9,697)	$(1,758)	$(37,365)	$(4,186)
As a percent of average total assets(4)
Total from investments	8.65%	7.46%	7.24%	7.57%	7.18%
Operating expenses before leverage costs	1.33%	1.39%	1.38%	1.48%	1.55%
Distributable cash flow before leverage costs	7.32%	6.07%	5.86%	6.09%	5.63%
As a percent of average net assets(4)
Total from investments	9.73%	8.49%	8.13%	9.18%	8.26%
Operating expenses before leverage costs	1.50%	1.58%	1.55%	1.79%	1.78%
Leverage costs	0.39%	0.38%	0.36%	0.21%	0.16%
Distributable cash flow	7.84%	6.53%	6.22%	7.18%	6.32%

Selected Financial Information
Distributions paid on common stock	$4,391	$4,392	$4,391	$4,392	$3,036
Distributions paid on common stock per share	0.3255	0.3255	0.3255	0.3255	0.2250
Total assets, end of period	276,736	271,915	264,801	234,072	237,689
Average total assets during period(5)	285,731	278,477	277,296	224,806	234,695
Leverage(6)	31,500	32,000	34,600	30,900	30,500
Leverage as a percent of total assets	11.4%	11.8%	13.1%	13.2%	12.8%
Net unrealized depreciation, end of period	(22,549)	(15,821)	(19,861)	(18,369)	(3,411)
Net assets, end of period	243,882	237,461	228,885	196,262	206,277
Average net assets during period(7)	253,916	244,483	247,031	185,254	203,958
Net asset value per common share	18.08	17.60	16.97	14.55	15.29
Market value per common share	16.25	15.60	15.32	10.73	11.20
Shares outstanding (000’s)	13,491	13,491	13,491	13,491	13,491

(1)	Q1 represents the period from December through February. Q2 represents the period from March through May. Q3 represents the period from June through August. Q4 represents the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions and the net premiums on options written and decreased by amortization on certain investments.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the margin loan facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise	23

TYG Consolidated Schedule of Investments (unaudited)
August 31, 2020

	Shares	Fair Value
Master Limited Partnerships — 80.2%(1)
Crude Oil Pipelines — 17.7%(1)
United States — 17.7%(1)
BP Midstream Partners LP	588,860	$6,942,659
Genesis Energy L.P.	1	5
NuStar Energy L.P.	1,333,371	18,067,177
Plains All American Pipeline, L.P.	2,032,868	14,392,705
Shell Midstream Partners, L.P.	1,227,662	12,755,408
		52,157,954
Diversified Infrastructure — 5.4%(1)
United States — 5.4%(1)
Nextera Energy Partners LP	264,253	15,939,741
Natural Gas/Natural Gas Liquids Pipelines — 24.4%(1)
United States — 24.4%(1)
DCP Midstream, LP	1,497,479	18,973,059
Energy Transfer LP(2)	3,031,919	19,464,920
Enterprise Products Partners L.P.	1,901,404	33,388,654
		71,826,633
Natural Gas Gathering/Processing — 4.4%(1)
United States — 4.4%(1)
Western Midstream Partners, LP	1,415,815	12,841,442
Renewable Infrastructure — 1.3%(1)
United States — 1.3%(1)
Enviva Partners LP	90,944	3,753,259
Refined Product Pipelines — 27.0%(1)
United States — 27.0%(1)
Holly Energy Partners, L.P.	365,340	5,220,709
Magellan Midstream Partners, L.P.	796,082	30,259,077
MPLX LP	1,652,635	30,193,641
Phillips 66 Partners LP	519,794	13,992,854
		79,666,281
Total Master Limited Partnerships
(Cost $351,420,882)		236,185,310

Common Stock — 20.2%(1)
Natural Gas/Natural Gas Liquids Pipelines — 13.3%(1)
United States — 13.3%(1)
Kinder Morgan Inc.	374,543	5,176,184
ONEOK, Inc.	480,237	13,196,913
The Williams Companies, Inc.	1,002,272	20,807,167
		39,180,264
Natural Gas Gathering/Processing — 4.3%(1)
United States — 4.3%(1)
Equitrans Midstream Corp.	1,241,828	12,765,994
Power — 2.6%(1)
United States — 2.6%(1)
Algonquin Power Utilities Corp.	271,759	3,758,427
Atlantica Sustainable
Infrastructure PLC	123,600	3,711,708
		7,470,135
Total Common Stock
(Cost $58,933,503)		59,416,393

Preferred Stock — 11.2%(1)
Natural Gas/Natural Gas Liquids Pipelines — 4.0%(1)
United States — 4.0%(1)
Altus Midstream Company, 7.000%(3)(4)	10,427	11,888,840
Natural Gas Gathering/Processing — 7.2%(1)
United States — 7.2%(1)
Targa Resources Corp., 9.500%(3)(4)	21,758	21,100,911
Total Preferred Stock
(Cost $28,824,592)		32,989,751

See accompanying Notes to Financial Statements.

24	Tortoise

2020 3rd Quarter Report | August 31, 2020

TYG Consolidated Schedule of Investments (unaudited) (continued)
August 31, 2020

	Principal Amount	Fair Value
Corporate Bonds — 4.9%(1)
Refined Product Pipelines — 4.2%(1)
United States — 4.2%(1)
Buckeye Partners,
5.850%, 11/15/2043	$11,950,000	$11,598,431
Buckeye Partners,
6.370%, 01/22/2078	1,200,000	846,000
		12,444,431
Natural Gas Gathering/Processing — 0.7%(1)
United States — 0.7%(1)
Enlink Midstream Partners,
6.000%, Perpetual	5,100,000	2,040,000
Total Corporate Bonds
(Cost $15,242,584)		14,484,431

Convertible Bond — 1.6%(1)
Solar — 1.6%(1)
Grand Cayman — 1.6%(1)
Sunnova Energy Intl Inc.,
9.750%, 04/30/2025(3)(4)
(Cost $2,614,000)	2,614,000	4,703,344

Private Investment — 3.7%(1)
Renewables — 3.7%(1)
United States — 3.7%(1)
TK NYS Solar Holdco, LLC(3)(4)(5)
(Cost $53,206,470)	N/A	10,803,401

Special Purpose Acquisition Companies — 2.6%(1)
Other — 2.6%(1)
United States — 2.6%(1)
Northern Genesis Acquisition Corp	379,600	3,765,632
Star Peak Energy Transition Corp	380,900	3,793,764
Total Special Purpose
Acquisition Companies
(Cost $7,604,061)		7,559,396

	Shares
Short-Term Investment — 10.4%(1)
United States Investment Company — 10.4%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.03%(6) (Cost $30,812,775)	30,812,775	30,812,775
Total Investments — 134.8%(1)
(Cost $548,658,866)		396,954,801
Interest Rate Swap Contracts — (0.1)%(1)
$10,000,000 notional — net unrealized depreciation(7)		(245,527)
Other Assets and Liabilities — 7.7%(1)		22,751,451
Senior Notes — (31.5)%(1)		(92,766,667)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (10.9)%(1)		(32,300,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$294,394,058

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $245,527.
(3)	Restricted securities have a total fair value of $48,496,496, which represents 16.5% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(5)	Deemed to be an affiliate of the fund. See Affiliated Company Transactions Note 7 and Basis For Consolidation Note 13 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of August 31, 2020.
(7)	See Schedule of Interest Rate Swap Contracts and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	25

NTG Schedule of Investments (unaudited)
August 31, 2020

	Shares	Fair Value
Master Limited Partnerships — 89.3%(1)
Crude Oil Pipelines — 19.2%(1)
United States — 19.2%(1)
BP Midstream Partners LP	522,549	$6,160,853
NuStar Energy L.P.	423,616	5,739,997
Plains All American Pipeline, L.P.	1,138,339	8,059,440
Shell Midstream Partners, L.P.	697,987	7,252,085
		27,212,375
Diversified Infrastructure — 7.3%(1)
United States — 7.3%(1)
Nextera Energy Partners LP	172,099	10,381,012
Natural Gas/Natural Gas Liquids Pipelines — 27.4%(1)
United States — 27.4%(1)
DCP Midstream, LP	852,385	10,799,718
Energy Transfer LP	1,462,141	9,386,945
Enterprise Products Partners L.P.	1,055,312	18,531,279
		38,717,942
Natural Gas Gathering/Processing — 4.6%(1)
United States — 4.6%(1)
Western Midstream Partners, LP	719,131	6,522,518
Renewable Infrastructure — 1.5%(1)
United States — 1.5%(1)
Enviva Partners LP	50,640	2,089,913
Refined Product Pipelines — 29.3%(1)
United States — 29.3%(1)
Magellan Midstream Partners, L.P.	454,444	17,273,416
MPLX LP	894,030	16,333,928
Phillips 66 Partners LP	289,365	7,789,706
		41,397,050
Total Master Limited Partnerships
(Cost $203,380,652)		126,320,810

Common Stock - 33.8%(1)
Natural Gas/Natural Gas Liquids Pipelines — 21.2%(1)
United States — 21.2%(1)
Kinder Morgan Inc.	431,355	5,961,326
ONEOK, Inc.	304,533	8,368,567
The Williams Companies, Inc.	754,486	15,663,128
		29,993,021
Natural Gas Gathering/Processing — 5.7%(1)
United States — 5.7%(1)
Equitrans Midstream Corp.	707,241	7,270,441
Hess Midstream Partners LP	45,146	798,181
		8,068,622
Power — 6.9%(1)
United States — 6.9%(1)
Algonquin Power Utilities Corp.	356,300	4,927,629
Atlantica Sustainable
Infrastructure PLC	162,050	4,866,362
		9,793,991
Total Common Stock
(Cost $46,702,776)		47,855,634

See accompanying Notes to Financial Statements.

26	Tortoise

2020 3rd Quarter Report | August 31, 2020

NTG Schedule of Investments (unaudited) (continued)
August 31, 2020

	Principal
	Amount/Shares	Fair Value
Preferred Stock — 14.4%(1)
Natural Gas Gathering/Processing — 8.4%(1)
United States — 8.4%(1)
Targa Resources Corp., 9.500%(2)(3)	12,252	$11,881,990
Natural Gas/Natural Gas Liquids Pipelines — 6.0%(1)
United States — 6.0%(1)
Altus Midstream Company, 7.000%(2)(3)	7,456	8,500,810
Total Preferred Stock
(Cost $17,815,354)		20,382,800

Corporate Bond — 1.0%(1)
Natural Gas Gathering/Processing — 1.0%(1)
United States — 1.0%(1)
Enlink Midstream Partners,
6.000%, Perpetual
(Cost $2,529,621)	3,400,000	1,360,000

Convertible Bond — 2.3%(1)
Solar — 2.3%(1)
Grand Cayman — 2.3%(1)
Sunnova Energy Intl Inc.,
9.75%, 04/30/2025(2)(3)
(Cost $1,820,000)	1,820,000	3,274,708

Special Purpose Acquisition Companies — 3.0%(1)
Other — 3.0%(1)
United States — 3.0%(1)
Northern Genesis Acquisition Corp	210,500	2,088,160
Star Peak Energy Transition Corp	211,200	2,103,552
Total Special Purpose Acquisition
Companies (Cost $4,216,479)		4,191,712

Short-Term Investment — 5.9%(1)
United States Investment Company — 5.9%(1)
First American Government Obligations Fund,
0.07%(4) (Cost $8,268,057)	8,268,057	8,268,057
Total Investments — 149.7%(1)
(Cost $284,732,939)		211,653,721
Other Assets and Liabilities — (13.7%)(1)		(19,350,820)
Senior Notes — (27.0)%(1)		(38,200,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (9.0)%(1)		(12,700,000)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$141,402,901

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $23,657,508, which represents 16.7% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(4)	Rate indicated is the current yield as of August 31, 2020.

See accompanying Notes to Financial Statements.

Tortoise	27

TTP Schedule of Investments (unaudited)
August 31, 2020

	Shares	Fair Value
Common Stock — 88.9%(1)
Crude Oil Pipelines — 28.6%(1)
Canada — 23.1%(1)
Gibson Energy Inc	50,815	$925,255
Enbridge Inc.	175,500	5,619,510
Inter Pipeline Ltd.	93,257	984,513
Pembina Pipeline Corporation	130,637	3,235,002
United States — 5.5%(1)
Plains GP Holdings, L.P.	352,356	2,575,722
		13,340,002
Natural Gas Gathering/Processing — 10.2%(1)
United States — 10.2%(1)
Equitrans Midstream Corporation	307,343	3,159,486
Hess Midstream Partners LP	78,784	1,392,901
Rattler Midstream LP	13	109
Targa Resources Corp.	11,747	199,816
		4,752,312
Natural Gas/Natural Gas Liquids Pipelines — 46.3%(1)
Canada — 14.2%(1)
Keyera Corp.	73,152	1,335,900
TC Energy Corporation	113,623	5,301,649
United States — 32.1%(1)
Kinder Morgan Inc.	389,508	5,383,001
ONEOK, Inc.	108,842	2,990,978
The Williams Companies, Inc.	317,849	6,598,543
		21,610,071
Diversified Infrastructure — 3.8%(1)
United States — 3.8%(1)
NextEra Energy Partners, LP	29,030	1,751,090
Total Common Stock
(Cost $55,224,952)		41,453,475

Master Limited Partnerships — 33.0%(1)
Crude Oil Pipelines — 4.6%(1)
United States — 4.6%(1)
BP Midstream Partners LP	14,840	174,964
NuStar Energy L.P.	32,670	442,679
PBF Logistics LP	24,710	238,452
Shell Midstream Partners, L.P.	124,825	1,296,932
		2,153,027
Natural Gas/Natural Gas Liquids Pipelines — 11.6%(1)
United States — 11.6%(1)
DCP Midstream, LP	39,058	494,865
Energy Transfer LP	317,787	2,040,193
Enterprise Products Partners L.P.	163,236	2,866,424
		5,401,482
Natural Gas Gathering/Processing — 2.0%(1)
United States — 2.0%(1)
Noble Midstream Partners LP	24,065	215,622
Western Midstream Partners, LP	79,732	723,169
		938,791
Other — 0.2%(1)
United States — 0.2%(1)
Westlake Chemical Partners LP	4,940	100,035
Refined Product Pipelines — 14.6%(1)
United States — 14.6%(1)
Holly Energy Partners, L.P.	41,962	599,637
Magellan Midstream Partners, L.P.	56,630	2,152,506
MPLX LP	160,097	2,924,972
Phillips 66 Partners LP	42,166	1,135,109
		6,812,224
Total Master Limited Partnerships
(Cost $22,764,078)		15,405,559

See accompanying Notes to Financial Statements.

28	Tortoise

2020 3rd Quarter Report | August 31, 2020

TTP Schedule of Investments (unaudited) (continued)
August 31, 2020

	Shares	Fair Value
Preferred Stock — 12.0%(1)
Natural Gas/Natural Gas Liquids Pipelines — 1.3%(1)
United States — 1.3%(1)
Altus Midstream Company, 7.000%(2)(3)	554	$631,565
Natural Gas Gathering/Processing — 4.4%(1)
United States — 4.4%(1)
Targa Resources Corp., 9.500%(2)(3)	2,108	2,044,338
Power — 6.3%(1)
United States — 6.3%(1)
Sempra Energy, 6.000%, 01/15/2021	28,811	2,931,519
Total Preferred Stock
(Cost $5,260,216)		5,607,422

Special Purpose Acquisition Companies — 2.8%(1)
Other — 2.8%(1)
United States — 2.8%(1)
Northern Genesis Acquisition Corp	64,600	640,832
Star Peak Energy Transition Corp	65,800	655,368
Total Special Purpose
Acquisition Companies
(Cost $1,303,839)		1,296,200

Short-Term Investment — 16.2%(1)
United States Investment Company — 16.2%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.03%(4) (Cost $7,554,994)	7,554,994	7,554,994
Total Investments — 152.9%(1)
(Cost $92,108,079)		71,317,650
Other Assets and Liabilities — (0.4)%(1)		(181,796)
Senior Notes — (39.4)%(1)		(18,400,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (13.1)%(1)		(6,100,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$46,635,854

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $2,675,903, which represents 5.7% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(4)	Rate indicated is the current yield as of August 31, 2020.

See accompanying Notes to Financial Statements.

Tortoise	29

NDP Schedule of Investments (unaudited)
August 31, 2020

	Shares	Fair Value
Common Stock — 96.4%(1)
Crude Oil Pipelines — 5.2%(1)
Canada — 5.2%(1)
Enbridge Inc.	47,200	$1,511,344

Natural Gas/Natural Gas Liquids Pipelines — 24.0%(1)
United States — 24.0%(1)
Cheniere Energy, Inc.(2)	38,900	2,024,745
Kinder Morgan Inc.	104,400	1,442,808
TC Energy Corporation	28,748	1,341,382
The Williams Companies, Inc.	105,500	2,190,180
		6,999,115
Oil and Gas Production — 60.4%(1)
United States — 60.4%(1)
BP PLC	39,283	822,193
Cabot Oil & Gas Corporation	125,700	2,384,527
Chevron Corporation	27,300	2,291,289
Concho Resources Inc.	26,566	1,380,901
ConocoPhillips	35,594	1,348,657
Diamondback Energy, Inc.	39,717	1,547,374
EOG Resources, Inc.	33,000	1,496,220
EQT Corporation(2)	123,800	1,964,706
Parsley Energy, Inc.	67,606	726,765
Pioneer Natural Resources Company	18,700	1,943,491
Royal Dutch Shell PLC	56,700	1,682,856
		17,588,979
Diversified Infrastructure — 6.8%(1)
United States — 6.8%(1)
NextEra Energy, Inc.(2)	3,800	1,060,846
Sempra Energy	7,500	927,375
		1,988,221
Total Common Stock
(Cost $31,387,629)		28,087,659

Master Limited Partnerships — 9.5%(1)
Natural Gas/Natural Gas Liquids Pipelines — 6.9%(1)
United States — 6.9%(1)
Energy Transfer LP	116,900	750,498
Enterprise Products Partners L.P.	71,100	1,248,516
		1,999,014
Natural Gas Gathering/Processing — 1.1%(1)
United States — 1.1%(1)
Noble Midstream Partners LP	37,208	333,384
Refined Product Pipelines — 1.5%(1)
United States — 1.5%(1)
Magellan Midstream Partners, L.P.	11,423	434,188
Total Master Limited Partnerships
(Cost $4,447,733)		2,766,586

Preferred Stock — 6.7%(1)
Natural Gas Gathering/Processing — 6.7%(1)
United States — 6.7%(1)
Targa Resources Corp., 9.500%(3)(4)
(Cost $1,688,542)	1,997	1,936,691

Special Purpose Acquisition Companies — 2.3%(1)
Other — 2.3%(1)
United States — 2.3%(1)
Northern Genesis Acquisition Corp	34,000	337,280
Star Peak Energy Transition Corp	34,600	344,616
Total Special Purpose
Acquisition Companies
(Cost $685,916)		681,896

Short-Term Investment — 0.4%(1)
United States Investment Company — 0.4%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.03%(5) (Cost $117,592)	117,592	117,592
Total Investments — 115.3%(1)
(Cost $38,327,412)		33,590,424
Other Assets and Liabilities — (0.2)%(1)		(53,002)
Credit Facility Borrowings — (15.1)%(1)		(4,400,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$29,137,422

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $1,936,691, which represents 6.7% of net assets. See Note 6 to the financial statements
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(5)	Rate indicated is the current yield as of August 31, 2020.

See accompanying Notes to Financial Statements.

30	Tortoise

2020 3rd Quarter Report | August 31, 2020

TPZ Schedule of Investments (unaudited)
August 31, 2020

	Principal Amount	Fair Value
Corporate Bonds — 77.9%(1)
Crude Oil Pipelines — 8.1%(1)
Canada — 8.1%(1)
Enbridge Inc.,
5.500%, 07/15/2077	$7,042,000	$6,871,267
Natural Gas/Natural Gas Liquids Pipelines — 26.4%(1)
United States — 26.4%(1)
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000	4,661,609
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000	2,311,486
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,668,324
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,303,057
Rockies Express Pipeline LLC,
4.950%, 07/15/2029(2)	3,000,000	3,015,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,022,727	912,784
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	1,642,000	1,640,083
Tallgrass Energy LP,
5.500%, 01/15/2028(2)	3,250,000	2,973,750
		22,486,093
Natural Gas Gathering/Processing — 26.6%(1)
United States — 26.6%(1)
Antero Midstream Partners LP,
5.750%, 03/01/2027	2,000,000	1,785,000
Blue Racer Midstream, LLC,
6.625%, 07/15/2026(2)	5,900,000	5,192,000
EnLink Midstream LLC,
5.375%, 06/01/2029	3,000,000	2,644,710
Hess Infrastructure Partners,
5.625%, 02/15/2026(2)	4,160,000	4,328,230
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,356,533
The Williams Companies, Inc.,
4.550%, 06/24/2024	3,000,000	3,370,358
		22,676,831
Oil and Gas Production — 3.1%(1)
United States — 3.1%(1)
Ascent Resources Utica Holdings, LLC,
10.000%, 04/01/2022(2)	1,302,000	1,217,370
Ascent Resources Utica Holdings, LLC,
7.000%, 11/01/2026	2,000,000	1,385,000
		2,602,370
Power/Utility — 9.3%(1)
United States — 9.3%(1)
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,109,294
NextEra Energy, Inc.,
4.800%, 12/01/2077	4,500,000	4,842,119
NV Energy Inc.,
6.250%, 11/15/2020	1,000,000	1,012,130
		7,963,543
Refined Product Pipelines — 4.4%(1)
United States — 4.4%(1)
Buckeye Partners,
5.600%, 10/15/2044	2,000,000	1,840,000
Buckeye Partners,
5.850%, 11/15/2043	2,000,000	1,941,160
		3,781,160
Total Corporate Bonds
(Cost $65,593,568)		66,381,264

Convertible Bond — 1.1%(1)
Solar — 1.1%(1)
Grand Cayman — 1.1(1)
Sunnova Energy Intl Inc.,
9.750%, 04/30/2025(2)(3)
(Cost $524,000)	524,000	942,828

See accompanying Notes to Financial Statements.

Tortoise	31

TPZ Schedule of Investments (unaudited) (continued)
August 31, 2020

	Shares	Fair Value
Master Limited Partnerships — 23.0%(1)
Crude Oil Pipelines — 3.5%(1)
United States — 3.5%(1)
BP Midstream Partners LP	21,729	$256,185
NuStar Energy L.P.	88,934	1,205,056
PBF Logistics LP	74,599	719,880
Shell Midstream Partners, L.P.	77,365	803,822
		2,984,943
Diversified Infrastructure — 0.6%(1)
United States — 0.6%(1)
Nextera Energy Partners LP	8,013	483,344
Natural Gas/Natural Gas Liquids Pipelines — 6.4%(1)
United States — 6.4%(1)
DCP Midstream, LP	84,184	1,066,611
Energy Transfer LP	302,035	1,939,065
Enterprise Products Partners L.P.	141,138	2,478,383
		5,484,059
Natural Gas Gathering/Processing — 1.9%(1)
United States — 1.9%(1)
Noble Midstream Partners LP	21,975	196,896
Western Midstream Partners, LP	154,434	1,400,716
		1,597,612
Other — 0.2%(1)
United States — 0.2%(1)
Westlake Chemical Partners LP	8,074	163,499
Refined Product Pipelines — 10.4%(1)
United States — 10.4%(1)
Holly Energy Partners, L.P.	93,991	1,343,131
Magellan Midstream Partners, L.P.	57,665	2,191,847
MPLX LP	226,804	4,143,709
Phillips 66 Partners LP	44,325	1,193,229
		8,871,916
Total Master Limited Partnerships
(Cost $31,952,362)		19,585,373

Common Stock — 17.9%(1)
Crude Oil Pipelines — 3.5%(1)
United States — 3.5%(1)
Enbridge Inc.	53,741	1,720,787
Plains GP Holdings, L.P.	173,099	1,265,354
		2,986,141
Natural Gas/Natural Gas Liquids Pipelines — 9.7%(1)
Canada — 2.7%(1)
TC Energy Corporation	48,667	2,270,802
United States — 7.0%(1)
Kinder Morgan Inc.	214,709	2,967,278
ONEOK, Inc.	5,606	154,053
The Williams Companies, Inc.	135,347	2,809,804
		8,201,937
Natural Gas Gathering/Processing — 3.0%(1)
United States — 3.0%(1)
EnLink Midstream LLC	90,964	271,983
Equitrans Midstream Corporation	108,596	1,116,367
Hess Midstream LP	66,901	1,182,810
		2,571,160
Power — 1.7%(1)
United States — 1.7%(1)
Atlantica Sustainable Infrastructure PLC	16,523	496,186
DTE Energy Company	8,116	963,126
		1,459,312
Total Common Stock
(Cost $19,017,748)		15,218,550

See accompanying Notes to Financial Statements.

32	Tortoise

2020 3rd Quarter Report | August 31, 2020

TPZ Schedule of Investments (unaudited) (continued)
August 31, 2020

	Principal Amount/Shares	Fair Value
Preferred Stock — 5.1%(1)
Natural Gas Gathering/Processing — 1.9%(1)
United States — 1.9%(1)
Targa Resources Corp., 9.500%(2)(3)	1,685	$1,634,113
Natural Gas Liquids Pipelines — 0.7%(1)
United States — 0.7%(1)
Altus Midstream Company, 7.000%(2)(3)	483	550,810
Power/Utility — 2.5%(1)
United States — 2.5%(1)
Sempra Energy, 6.000%, 01/15/2021	21,189	2,155,981
Total Preferred Stock
(Cost $4,058,191)		4,340,904

Special Purpose Acquisition Companies — 2.5%(1)
Other — 2.5%(1)
United States — 2.5%(1)
Northern Genesis Acquisition Corp	109,500	1,086,240
Star Peak Energy Transition Corp	107,500	1,070,700
Total Special Purpose
Acquisition Companies
(Cost $2,169,731)		2,156,940

Term Loan — 2.3%(1)
Other — 2.3%(1)
United States — 2.3%(1)
New Fortress Energy,
7.8534%, 01/10/2023
(Cost $1,959,397)	2,000,000	1,960,000

	Shares
Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.03%(4) (Cost $182,101)	182,101	182,101
Total Investments — 130.0%(1)
(Cost $125,457,098)		110,767,960
Other Assets and Liabilities — 0.6%(1)		563,763
Credit Facility Borrowings — (30.6)%(1)		(26,100,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$85,231,723
(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $24,516,262 which represents 28.8% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(4)	Rate indicated is the current yield as of August 31, 2020.

See accompanying Notes to Financial Statements.

Tortoise	33

TEAF Consolidated Schedule of Investments (unaudited)
August 31, 2020

	Shares	Fair Value
Common Stock — 40.5%(1)
Natural Gas/Natural Gas Liquids Pipelines — 6.0%(1)
Italy — 1.7%(1)
Snam SpA(4)	693,360	$3,549,625
United States — 4.3%(1)
Cheniere Energy Inc.(2)(3)	39,892	2,076,379
ONEOK, Inc.(2)	45,028	1,237,369
The Williams Companies, Inc.(2)	267,907	5,561,749
		12,425,122
Natural Gas Gathering/Processing — 7.2%(1)
United States — 7.2%(1)
Equitrans Midstream Corp.(2)	719,182	7,393,189
Hess Midstream LP	200,134	3,538,369
Targa Resources Corp.(2)	235,999	4,014,343
		14,945,901
Power — 20.0%(1)
Australia — 2.7%(1)
APA Group(4)	203,451	1,565,077
Spark Infrastructure Group(4)	2,368,315	3,895,255
Canada — 1.3%(1)
Algonquin Power & Utilities Corp(4)	201,460	2,792,500
Italy — 2.8%(1)
Enel SpA(4)	631,186	5,716,211
Portugal — 3.1%(1)
EDP — Energias de Portugal SA(4)	1,246,191	6,308,436
Spain — 4.1%(1)
Endesa SA(4)	177,950	4,933,028
Iberdrola SA(4)	287,193	3,615,702
United States — 3.0%(1)
Covanta Holding Corp(4)	272,775	2,574,996
Edison International	27,737	1,455,638
FirstEnergy Corp(4)	72,968	2,086,155
United Kingdom — 3.0%(1)
National Grid PLC(4)	330,254	3,722,465
SSE PLC	149,189	2,510,814
		41,176,277
Diversified Infrastructure — 0.8%(1)
Spain — 0.8%(1)
Ferrovial SA(4)	61,350	1,638,479
Renewables — 4.6%(1)
Canada — 4.6%(1)
Brookfield Renewable Corp.(4)	20,023	1,017,767
Innergex Renewable Energy Inc(4)	254,620	4,396,092
TransAlta Renewables Inc(4)	335,743	4,102,996
		9,516,855
Water Infrastructure — 1.7%(1)
United Kingdom — 1.7%(1)
Pennon Group PLC(4)	252,172	3,391,148
Water Utilities — 0.2%(1)
United States — 0.2%(1)
Essential Utilities, Inc.(4)	11,571	491,768
Total Common Stock
(Cost $79,009,430)		83,585,550

Master Limited Partnerships — 11.8%(1)
Natural Gas/Natural Gas Liquids Pipelines — 3.5%(1)
United States — 3.5%(1)
Enterprise Products Partners L.P.(4)	412,670	7,246,481
Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
Western Midstream Partners, LP(4)	395,574	3,587,856
Refined Product Pipelines — 2.3%(1)
United States — 2.3%(1)
MPLX LP	262,648	4,798,579
Renewables — 1.8%(1)
Canada — 1.8%(1)
Brookfield Renewable Partners LP(4)	80,092	3,631,419
Other — 2.5%(1)
United States — 2.5%(1)
Enviva Partners LP(4)	123,077	5,079,388
Total Master Limited Partnerships
(Cost $21,781,048)		24,343,723

See accompanying Notes to Financial Statements.

34	Tortoise

2020 3rd Quarter Report | August 31, 2020

TEAF Consolidated Schedule of Investments (unaudited) (continued)
August 31, 2020

	Principal Amount	Fair Value
Corporate Bonds — 14.1%(1)
Education — 0.5%(1)
United States — 0.5%(1)
Pioneer Technology & Arts Academy
Project — Series B,
10.000%, 10/01/2026	$410,000	$391,792
Village Charter School Inc.,
10.000%, 12/15/2021	800,000	600,000
		991,792
Healthcare — 2.7%(1)
United States — 2.7%(1)
Grace Commons Property,
15.000%, 10/31/2023(5)	1,825,000	1,825,000
Grace Commons Property,
8.000%, 10/31/2021(5)	3,650,000	3,650,000
		5,475,000
Natural Gas Gathering/Processing — 3.8%(1)
United States — 3.8%(1)
Antero Midstream Partners LP,
5.750%, 01/15/2028(4)(5)	3,750,000	3,346,875
Blue Racer Midstream, LLC,
6.625%, 07/15/2026(4)(5)	3,000,000	2,640,000
EQM Midstream Partners LP,
4.75%, 07/15/2023(4)	1,750,000	1,795,500
		7,782,375
Oil and Gas Production — 1.1%(1)
United States — 1.1%(1)
Ascent Resources Utica Holdings, LLC,
7.000%, 11/01/2026	3,500,000	2,423,750
Project Finance — 5.2%(1)
United States — 5.2%(1)
C2NC Holdings	10,715,000	10,828,825
Senior Living — 0.8%(1)
United States — 0.8%(1)
Realco Perry Hall MD LLC/OPCO
Sub 144A NT
10% 10/01/2024(5)	2,280,000	1,550,389
Total Corporate Bonds
(Cost $30,956,461)		29,052,131

	Principal Amount/Shares
Preferred Bonds — 4.5%(1)
Natural Gas Gathering/Processing — 2.4%(1)
United States — 2.4%(1)
DCP Midstream LP,
7.375% 06/15/2067(4)	$5,000,000	3,675,000
EnLink Midstream Partners LP,
6.000%, 12/15/2067	3,000,000	1,200,000
		4,875,000
Natural Gas/Natural Gas Liquids Pipelines — 2.1%(1)
United States — 2.1%(1)
Energy Transfer Operating LP,
6.250%, 02/15/2068	6,000,000	4,372,200
Total Preferred Bonds
(Cost $13,324,805)		9,247,200

Preferred Stock — 7.7%(1)
Natural Gas Gathering/Processing — 1.9%(1)
United States — 1.9%(1)
Targa Resources Corp., 9.500%(5)(6)	4,000	3,879,200
Natural Gas/Natural Gas Liquids Pipelines — 3.9%(1)
United States — 3.9%(1)
Crestwood Equity Partners LP, 9.25%(4)	512,909	3,215,939
Altus Midstream Company, 7.000%(5)(6)	4,294	4,895,830
		8,111,769
Renewables — 0.7%(1)
United States — 0.7%(1)
NextEra Energy Inc.(4)	25,380	1,390,824
Water Utilities — 1.2%(1)
United States — 1.2%(1)
Essential Utilities, Inc.(4)	43,148	2,425,349
Total Preferred Stock
(Cost $15,498,186)		15,807,142

Private Investments — 21.1%(1)
Natural Gas/Natural Gas Liquids Pipelines — 0.9%(1)
Mexico — 0.9%(1)
Mexico Pacific Limited LLC (MPL)
Series A(5)(6)	88,889	1,983,904
Renewables — 20.2%(1)
United States — 20.2%(1)
Renewable Holdco, LLC(5)(6)(7)	N/A	11,996,581
Renewable Holdco I, LLC(5)(6)(7)	N/A	24,738,352
Renewable Holdco II, LLC(5)(6)(7)	N/A	4,880,855
		41,615,788
Total Private Investments
(Cost $50,057,453)		43,599,692

See accompanying Notes to Financial Statements.

Tortoise	35

TEAF Consolidated Schedule of Investments (unaudited) (continued)
August 31, 2020

	Principal Amount	Fair Value
Municipal Bonds — 6.5%(1)
California — 0.1%(1)
California ST Enterprise Dev A
Rev Bonds,
10.000%, 06/15/2030	$380,000	$354,236
Florida — 0.5%(1)
Florida Development Finance Corp,
10.000%, 07/01/2025	445,000	433,644
Florida Development Finance Corp,
10.000%, 02/15/2028	595,000	584,171
		1,017,815
Pennsylvania — 1.5%(1)
Philadelphia Authority for Industrial
Development,
10.000%, 06/15/2030	3,135,000	3,101,487
Wisconsin — 4.4%(1)
Public Finance Authority,
9.000%, 06/01/2029	8,925,000	8,855,385
Public Finance Authority
Educational Facility Revenue,
12.000%, 06/01/2029	185,000	177,607
		9,032,992
Total Municipal Bonds
(Cost $13,640,424)		13,506,530

Construction Note — 1.7%(1)
Renewables — 1.7%(1)
Bermuda — 1.7%(1)
Saturn Solar Bermuda 1 Ltd.,
6.000%, 09/30/2020
(Cost $3,778,904)(5)(6)	3,510,000	3,522,285

	Principal Amount/Shares
Convertible Bond — 1.9%(1)
Solar — 1.9%(1)
Grand Cayman — 1.9%(1)
Sunnova Energy Intl Inc.,
9.75%, 04/30/2025(5)(6)
(Cost $2,180,930)	$2,197,000	3,953,040

Term Loan — 2.4%(1)
Other — 2.4%(1)
United States — 2.4%(1)
New Fortress Energy,
7.8534%, 01/10/2023
(Cost $4,898,493)	5,000,000	4,900,000

Short-Term Investment — 1.4%(1)
United States Investment Company — 1.4%(1)
First American Government Obligations Fund,
0.07%(8) (Cost $2,875,475)	2,875,475	2,875,475
Total Investments — 113.6%(1)
(Cost $238,001,609)		234,392,768
Total Value of Options Written
(Premiums received $330,248)(9) — (0.1)%(1)		(165,163)
Other Assets and Liabilities — 1.3%(1)		2,549,221
Credit Facility Borrowings — (14.8)%(1)		(30,500,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$206,276,826

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 11 to the financial statements for further disclosure.
(5)	Restricted securities have a total fair value of $72,862,311 which represents 35.3% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(7)	Deemed to be an affiliate of the fund. See Affiliated Company Transactions Note 7 and Basis For Consolidation Note 13 to the financial statements for further disclosure.
(8)	Rate indicated is the current yield as of August 31, 2020.
(9)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

36	Tortoise

2020 3rd Quarter Report | August 31, 2020

Schedule of Interest Rate Swap Contracts (unaudited)
August 31, 2020

TYG
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2021	$10,000,000	2.381%	1-month U.S. Dollar LIBOR	$(245,527)

Schedule of Options Written (unaudited)
August 31, 2020

TEAF
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Equitrans Midstream Corp.	September 2020	$11.50	3,500	$4,025,000	$(45,903)
ONEOK, Inc.	September 2020	29.00	450	1,305,000	(30,213)
Cheniere Energy Inc.	September 2020	55.00	398	2,189,000	(33,830)
Targa Resources Corp.	September 2020	20.00	2,359	4,718,000	(47,180)
The Williams Companies, Inc.	September 2020	23.00	2,679	6,161,700	(8,037)
Total Value of Call Options Written (Premiums received $330,248)				$18,398,700	$(165,163)

See accompanying Notes to Financial Statements.

Tortoise	37

Statements of Assets & Liabilities (unaudited)
August 31, 2020

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(2)	$386,151,400	$211,653,721
Investments in affiliated securities at fair value(3)	10,803,401	—
Cash	—	—
Receivable for investments sold	—	116,144
Dividends, distributions and interest receivable from investments	850,010	431,110
Tax reclaims receivable	—	—
Deferred tax asset	—	—
Income tax receivable	52,052,354	—
Prepaid expenses and other assets	813,552	359,126
Total assets	450,670,717	212,560,101
Liabilities
Call options written, at fair value(4)	—	—
Payable to Adviser	603,720	316,324
Accrued directors’ fees and expenses	—	33,657
Payable for shares repurchased	97,688	26,620
Accrued expenses and other liabilities	1,713,047	871,965
Unrealized depreciation of interest rate swap contracts	245,527	—
Current tax liability	29,536,506	19,418,791
Credit facility borrowings	—	—
Senior notes, net(5)	92,445,842	38,101,577
Mandatory redeemable preferred stock, net(6)	31,634,329	12,388,266
Total liabilities	156,276,659	71,157,200
Net assets applicable to common stockholders	$294,394,058	$141,402,901
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$13,072	$6,214
Additional paid-in capital	665,598,455	576,223,784
Total distributable loss	(371,217,469)	(434,827,097)
Net assets applicable to common stockholders	$294,394,058	$141,402,901
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	13,072,083	6,213,567
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$22.52	$22.76

(1) Consolidated Statement of Assets and Liabilities (See Note 13 to the financial statements for further disclosure).
(2) Investments in unaffiliated securities at cost	$495,452,396	$284,732,939
(3) Investments in affiliated securities at cost	$53,206,470	$—
(4) Call options written, premiums received	$—	$—
(5) Deferred debt issuance and offering costs	$320,825	$98,423
(6) Deferred offering costs	$665,671	$311,734

See accompanying Notes to Financial Statements.

38	Tortoise

2020 3rd Quarter Report | August 31, 2020

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)

$71,317,650	$33,590,424	$110,767,960	$192,776,980
—	—	—	41,615,788
—	—	800	100,000
—	—	—	—
161,442	145,507	1,037,109	2,461,898
—	2,884	15,576	296,500
—	—	—	406,036
—	—	—	—
99,849	20,689	16,759	32,249
71,578,941	33,759,504	111,838,204	237,689,451

—	—	—	165,163
134,357	62,290	174,879	539,359
25,957	23,842	26,534	5,523
—	—	—	—
401,620	135,950	305,068	202,587
—	—	—	—
—	—	—	—
—	4,400,000	26,100,000	30,500,000
18,347,731	—	—	—
6,033,422	—	—	—
24,943,087	4,622,082	26,606,481	31,412,632
$46,635,854	$29,137,422	$85,231,723	$206,276,819

$2,473	$1,846	$6,951	$13,491
187,376,745	221,128,808	126,411,721	261,037,094
(140,743,364)	(191,993,232)	(41,186,949)	(54,773,766)
$46,635,854	$29,137,422	$85,231,723	$206,276,819

100,000,000	100,000,000	100,000,000	100,000,000
2,472,842	1,845,997	6,951,333	13,491,127

$18.86	$15.78	$12.26	$15.29

$92,108,079	$38,327,412	$125,457,098	$187,944,156
$—	$—	$—	$50,057,453
$—	$—	$—	$330,248
$52,269	$—	$—	$—
$66,578	$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	39

Statements of Operations (unaudited)
Period from December 1, 2019 through August 31, 2020

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$45,654,595	$30,363,927
Dividends and distributions from common stock	8,898,945	8,473,623
Dividends and distributions from preferred stock	5,058,028	3,152,258
Dividends and distributions from private investments	275,000	—
Less return of capital on distributions(2)	(52,502,189)	(34,636,258)
Less foreign taxes withheld	(32,347)	(27,044)
Net dividends and distributions from investments	7,352,032	7,326,506
Interest income	1,890,834	1,040,977
Total Investment Income	9,242,866	8,367,483
Operating Expenses
Advisory fees	6,438,837	4,223,327
Administrator fees	206,888	113,789
Professional fees	320,700	208,072
Directors fees	102,050	98,836
Stockholder communication expenses	112,450	72,413
Custodian fees and expenses	27,317	17,703
Fund accounting fees	49,027	35,690
Registration fees	39,268	47,195
Swap breakage fees	—	—
Stock transfer agent fees	38,507	45,345
Franchise fees	2,893	—
Other operating expenses	114,424	49,811
Total Operating Expenses	7,452,361	4,912,181
Leverage Expenses
Interest expense	6,752,508	4,973,964
Distributions to mandatory redeemable preferred stockholders	3,474,380	2,409,643
Amortization of debt issuance costs	317,020	252,421
Premium on redemption of senior notes	2,332,000	2,888,000
Premium on redemption of mandatory redeemable preferred stock	1,327,000	1,193,000
Other leverage expenses	247,932	124,265
Total Leverage Expenses	14,450,840	11,841,293
Total Expenses	21,903,201	16,753,474
Less fees waived by Adviser (Note 4)	—	—
Net Expenses	21,903,201	16,753,474
Net Investment Income (Loss), before Income Taxes	(12,660,335)	(8,385,991)
Deferred tax benefit (expense)	1,786,896	1,080,642
Net Investment Income (Loss)	(10,873,439)	(7,305,349)

(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

40	Tortoise

2020 3rd Quarter Report | August 31, 2020

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)

$2,243,402	$321,965	$2,241,245	$3,265,266
4,814,371	1,063,752	1,612,226	3,481,653
141,359	142,286	116,995	644,149
—	—	—	5,694,453
(4,236,600)	(487,045)	(2,972,277)	(3,320,914)
(190,712)	(16,771)	(17,231)	(305,414)
2,771,820	1,024,187	980,958	9,459,193
3,971	1,381	3,442,079	4,738,041
2,775,791	1,025,568	4,423,037	14,197,234

985,446	433,673	937,805	2,460,849
36,240	23,774	45,532	72,995
128,863	101,422	128,185	204,683
90,128	88,359	81,621	77,244
42,392	27,471	55,737	28,673
3,585	7,902	3,947	6,370
22,877	19,787	19,165	22,486
15,543	18,719	18,370	7,044
—	—	370,000	—
7,530	25,636	10,998	11,452
—	—	—	—
23,249	22,936	13,447	16,626
1,355,853	769,679	1,684,807	2,908,422

825,771	228,294	778,924	406,063
440,767	—	—	—
35,106	—	—	—
96,000	—	—	—
99,000	—	—	—
37,587	—	—	—
1,534,231	228,294	778,924	406,063
2,890,084	997,973	2,463,731	3,314,485
—	—	—	(212,695)
2,890,084	997,973	2,463,731	3,101,790
(114,293)	27,595	1,959,306	11,095,444
—	—	—	(12,934)
(114,293)	27,595	1,959,306	11,082,510

See accompanying Notes to Financial Statements.

Tortoise	41

Statements of Operations (unaudited) (continued)
Period from December 1, 2019 through August 31, 2020

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Realized and Unrealized Loss on Investments and Foreign Currency
Net realized loss on investments in unaffiliated securities	$(744,195,165)	$(566,095,480)
Net realized gain (loss) on options	64,521	(252,868)
Net realized loss on interest rate swap settlements	(95,203)	—
Net realized loss on currency futures	—	—
Net realized gain (loss) on foreign currency and translation of other assets and liabilities denominated in foreign currency	804	—
Net realized loss, before income taxes	(744,225,043)	(566,348,348)
Current tax expense	(2,891,325)	(30,016,378)
Deferred tax benefit	123,777,222	42,773,078
Income tax benefit, net	120,885,897	12,756,700
Net realized loss	(623,339,146)	(553,591,648)
Net unrealized appreciation (depreciation) of investments in unaffiliated securities	42,124,596	69,324,174
Net unrealized depreciation of investments in affiliated securities	(3,014,690)	—
Net unrealized depreciation of options	(63,848)	(69,929)
Net unrealized appreciation (depreciation) of interest rate swap contracts	(83,687)	—
Net unrealized appreciation of forward currency contracts	—	—
Net unrealized appreciation of other assets and liabilities due to foreign currency translation	362	302
Net unrealized appreciation (depreciation), before income taxes	38,962,733	69,254,547
Deferred tax expense	(9,091,961)	(15,961,235)
Net unrealized appreciation (depreciation)	29,870,772	53,293,312
Net Realized and Unrealized Loss	(593,468,374)	(500,298,336)
Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(604,341,813)	$(507,603,685)

(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

42	Tortoise

2020 3rd Quarter Report | August 31, 2020

Tortoise Pipeline & Energy Fund, Inc.	Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.	Tortoise Essential Assets Income Term Fund(1)

$(95,956,745)	$(48,703,991)	$(26,250,465)	$(43,591,217)
204,023	1,449,792	—	986,278
—	—	(18,276)	—
—	—	—	(534,591)

(59,254)	925	380	281,785
(95,811,976)	(47,253,274)	(26,268,361)	(42,857,745)
—	—	—	—
—	—	—	—
—	—	—	—
(95,811,976)	(47,253,274)	(26,268,361)	(42,857,745)
16,920,323	16,643,820	(7,227,056)	20,218,580
—	—	—	(8,049,067)
(142,140)	(354,660)	—	(116,963)
—	—	8,589	—
—	—	—	320,491
393	403	515	36,561
16,778,576	16,289,563	(7,217,952)	12,409,602
—	—	—	—
16,778,576	16,289,563	(7,217,952)	12,409,602
(79,033,400)	(30,963,711)	(33,486,313)	(30,448,143)
$(79,147,693)	$(30,936,116)	$(31,527,007)	$(19,365,633)

See accompanying Notes to Financial Statements.

Tortoise	43

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.(1)
	Period from December 1, 2019 through August 31, 2020	Year Ended November 30, 2019
	(unaudited)
Operations
Net investment income (loss)	$(10,873,439)	$(16,044,174)
Net realized gain (loss)	(623,339,146)	29,052,706
Net unrealized appreciation (depreciation)	29,870,772	(204,418,240)
Net decrease in net assets applicable to common stockholders resulting from operations	(604,341,813)	(191,409,708)
Distributions to Common Stockholders
From distributable earnings	—	—
From return of capital	(25,203,702)	(140,587,568)
Total distributions to common stockholders	(25,203,702)	(140,587,568)
Capital Stock Transactions
Proceeds from issuance of common shares through offerings	—	—
Repurchases of common stock	(6,345,952)	—
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(6,953)
Issuance of common shares from reinvestment of distributions to stockholders	—	1,990,050
Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	(6,345,952)	1,983,097
Total increase (decrease) in net assets applicable to common stockholders	(635,891,467)	(330,014,179)
Net Assets
Beginning of period	930,285,525	1,260,299,704
End of period	$294,394,058	$930,285,525
Transactions in common shares
Shares outstanding at beginning of period	53,732,462	53,635,054
Net share reduction due to reverse stock splits (See Note 14)	(40,299,345)	—
Shares repurchased (See Note 15)	(361,034)	—
Shares issued through offerings	—	—
Shares issued through reinvestment of distributions	—	97,408
Shares outstanding at end of period	13,072,083	53,732,462

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).
(2)	Commencement of operations.

See accompanying Notes to Financial Statements.

44	Tortoise

2020 3rd Quarter Report | August 31, 2020

Tortoise Midstream Energy Fund, Inc.		Tortoise Pipeline & Energy Fund, Inc.
Period from December 1, 2019 through August 31, 2020	Year Ended November 30, 2019	Period from December 1, 2019 through August 31, 2020	Year Ended November 30, 2019
(unaudited)		(unaudited)

$(7,305,349)	$(17,549,941)	$(114,293)	$(1,235,742)
(553,591,648)	(35,175,815)	(95,811,976)	(15,534,668)
53,293,312	(87,752,183)	16,778,576	(2,671,988)
(507,603,685)	(140,477,939)	(79,147,693)	(19,442,398)

—	—	—
(16,806,063)	(106,822,149)	(3,652,948)	(13,872,732)
(16,806,063)	(106,822,149)	(3,652,948)	(13,872,732)

—	—	—	—
(1,895,522)	—	(450,066)	—
—	(24,715)	—	—
—	—	—	—

(1,895,522)	(24,715)	(450,066)	—
(526,305,270)	(247,324,803)	(83,250,707)	(33,315,130)

667,708,171	915,032,974	129,886,561	163,201,691
$141,402,901	$667,708,171	$46,635,854	$129,886,561

63,208,377	63,208,377	10,016,413	10,016,413
(56,887,538)	—	(7,512,309)	—
(107,272)	—	(31,262)	—
—	—	—	—
—	—	—	—
6,213,567	63,208,377	2,472,842	10,016,413

See accompanying Notes to Financial Statements.

Tortoise	45

Statements of Changes in Net Assets (continued)

	Tortoise Energy Independence Fund, Inc.
	Period from December 1, 2019 through August 31, 2020	Year Ended November 30, 2019
	(unaudited)
Operations
Net investment income (loss)	$27,595	$(1,490,748)
Net realized gain (loss)	(47,253,274)	(83,448,293)
Net unrealized appreciation (depreciation)	16,289,563	29,302,069
Net decrease in net assets applicable to common stockholders resulting from operations	(30,936,116)	(55,636,972)
Distributions to Common Stockholders
From distributable earnings	—	—
From return of capital	(1,476,797)	(15,828,822)
Total distributions to common stockholders	(1,476,797)	(15,828,822)
Capital Stock Transactions
Proceeds from issuance of common shares through offerings	—	—
Repurchases of common stock	—	—
Underwriting discounts and offering expenses associated with the issuance of common stock	—	—
Issuance of common shares from reinvestment of distributions to stockholders	—	527,895
Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	—	527,895
Total increase (decrease) in net assets applicable to common stockholders	(32,412,913)	(70,937,899)
Net Assets
Beginning of period	61,550,335	132,488,234
End of period	$29,137,422	$61,550,335
Transactions in common shares
Shares outstanding at beginning of period	14,767,968	14,696,260
Net share reduction due to reverse stock splits (See Note 14)	(12,921,971)	—
Shares repurchased (See Note 15)	—	—
Shares issued through offerings	—	—
Shares issued through reinvestment of distributions	—	71,708
Shares outstanding at end of period	1,845,997	14,767,968

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).
(2)	Commencement of operations.

See accompanying Notes to Financial Statements.

46	Tortoise

2020 3rd Quarter Report | August 31, 2020

Tortoise Power and Energy
Infrastructure Fund, Inc.		Tortoise Essential Assets Income Term Fund(1)
Period from		Period from	Period from
December 1, 2019	Year Ended	December 1, 2019	March 29, 2019(2)
through	November 30,	through	through
August 31, 2020	2019	August 31, 2020	November 30, 2019
(unaudited)		(unaudited)

$1,959,306	$2,722,077	$11,082,510	$4,144,381
(26,268,361)	4,821,830	(42,857,745)	(10,438,827)
(7,217,952)	(11,426,405)	12,409,602	(15,820,905)
(31,527,007)	(3,882,498)	(19,365,633)	(22,115,351)

(4,391,371)	(9,729,252)	(8,747,075)	(4,545,707)
(1,864,829)	(697,748)	(3,071,151)	(5,700,804)
(6,256,200)	(10,427,000)	(11,818,226)	(10,246,511)

—	—	—	269,722,540
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	269,722,540
(37,783,207)	(14,309,498)	(31,183,859)	237,360,678

123,014,930	137,324,428	237,460,678	100,000
$85,231,723	$123,014,930	$206,276,819	$237,460,678

6,951,333	6,951,333	13,491,127	5,000
—	—	—	—
—	—	—	—
—	—	—	13,486,127
—	—	—	—
6,951,333	6,951,333	13,491,127	13,491,127

See accompanying Notes to Financial Statements.

Tortoise	47

Statements of Cash Flows (unaudited)
Period from December 1, 2019 through August 31, 2020

	Tortoise Energy
	Infrastructure	Tortoise Midstream
	Corp.(1)	Energy Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$61,429,124	$41,171,536
Purchases of long-term investments	(233,347,049)	(164,752,764)
Proceeds from sales of long-term investments	776,856,644	591,573,609
Sales (purchases) of short-term investments, net	(30,591,177)	(7,967,104)
Proceeds from litigation settlement	1,834	—
Proceeds from funds held in escrow	814,669	—
Call options written, net	(66,903)	(29,401)
Payments on interest rate swap contracts, net	(95,203)	—
Payments on forward currency contracts, net	—	—
Interest received on securities sold, net	—	—
Interest expense paid	(10,431,181)	(6,932,849)
Distributions to mandatory redeemable preferred stockholders	(6,220,961)	(3,339,746)
Other leverage expenses paid	(148,355)	(37,326)
Income taxes paid	(14,359,806)	(8,278,157)
Premium on redemption of senior notes	(2,332,000)	(2,888,000)
Premium on redemption of mandatory redeemable preferred stock	(1,327,000)	(1,193,000)
Operating expenses paid	(9,799,649)	(6,925,213)
Net cash provided by operating activities	530,382,987	430,401,585
Cash Flows From Financing Activities
Payments on credit facilities, net	(93,900,000)	(53,600,000)
Redemption of mandatory redeemable preferred stock	(132,700,000)	(119,300,000)
Repayment of senior notes	(272,233,333)	(238,800,000)
Redemption of common stock	(6,345,952)	(1,895,522)
Distributions paid to common stockholders	(25,203,702)	(16,806,063)
Net cash used in financing activities	(530,382,987)	(430,401,585)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

48	Tortoise

2020 3rd Quarter Report | August 31, 2020

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)

$6,585,499	$1,592,200	$7,433,886	$16,786,863
(34,076,375)	(33,403,427)	(33,640,306)	(130,599,437)
79,667,391	55,534,592	62,547,799	132,609,483
(7,318,392)	181,569	62,482	(2,465,349)
—	—	—	—
—	—	—	—
(38,578)	915,534	—	390,000
—	—	(18,276)	—
—	—	—	(534,591)
—	—	570,204	—
(1,104,640)	(370,534)	(917,740)	(448,492)
(513,715)	—	—	—
—	—	—	—
—	—	—	—
(96,000)	—	—	—
(99,000)	—	—	—
(1,603,585)	(873,137)	(1,793,672)	(2,698,692)
41,402,605	23,576,797	34,244,377	13,039,785

(11,800,000)	(22,100,000)	(28,000,000)	(1,500,000)
(9,900,000)	—	—	—
(15,600,000)	—	—	—
(450,066)	—	—	—
(3,652,539)	(1,476,797)	(6,256,200)	(11,818,227)
(41,402,605)	(23,576,797)	(34,256,200)	(13,318,227)
—	—	(11,823)	(278,442)
—	—	12,623	378,442
$—	$—	$800	$100,000

See accompanying Notes to Financial Statements.

Tortoise	49

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2019 through August 31, 2020

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(604,341,813)	$(507,603,685)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(233,347,049)	(164,752,764)
Proceeds from sales of long-term investments	774,511,719	589,398,317
Sales (purchases) of short-term investments, net	(30,591,177)	(7,967,104)
Proceeds from litigation settlement	1,834	—
Call options written, net	(66,903)	(29,401)
Return of capital on distributions received	52,502,189	34,636,258
Deferred tax benefit	(116,470,157)	(27,892,485)
Net unrealized (appreciation) depreciation	(38,962,733)	(69,254,547)
Amortization (accretion) of market premium (discount), net	(254,923)	(190,065)
Net realized loss	744,130,644	566,348,348
Amortization of debt issuance costs	317,020	252,421
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(61,008)	(1,642,140)
(Increase) decrease in escrow receivable	814,669	—
Decrease in current tax asset	11,138,214	2,319,733
Increase in income tax receivable	(52,052,354)	—
(Increase) decrease in receivable for investments sold	2,344,925	2,175,292
Decrease in receivable for premiums on options written	—	—
(Increase) decrease in prepaid expenses and other assets	29,658	(41,284)
Increase in payable for investments purchased	—	—
Decrease in payable to Adviser, net of fees waived	(2,329,563)	(1,738,061)
Increase (decrease) in current tax liability	29,536,506	19,418,791
Decrease in accrued expenses and other liabilities	(6,466,711)	(3,036,039)
Total adjustments	1,134,724,800	938,005,270
Net cash provided by operating activities	$530,382,987	$430,401,585

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

50	Tortoise

2020 3rd Quarter Report | August 31, 2020

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)

$(79,147,693)	$(30,936,116)	$(31,527,007)	$(19,365,633)

(34,076,375)	(33,403,427)	(33,640,306)	(129,658,576)
79,667,391	55,534,592	62,547,799	132,609,483
(7,318,392)	181,569	62,482	(2,465,349)
—	—	—	—
(38,578)	915,534	—	323,265
4,236,600	487,045	2,972,277	3,320,914
—	—	—	12,934
(16,778,576)	(16,289,563)	7,217,952	(12,409,602)
—	—	214,144	(316,933)
95,811,976	47,253,274	26,250,085	42,323,154
35,106	—	—	—

(426,892)	79,587	394,632	(414,352)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	66,735
(5,339)	(11,066)	(10,857)	(28,628)
—	—	—	(940,861)
(237,188)	(110,613)	(117,040)	31,586
—	—	—	—
(319,435)	(124,019)	(119,784)	(48,352)
120,550,298	54,512,913	65,771,384	32,405,418
$41,402,605	$23,576,797	$34,244,377	$13,039,785

See accompanying Notes to Financial Statements.

Tortoise	51

TYG Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$69.24	$94.00	$95.72	$115.32	$117.12	$197.36
Income (Loss) from Investment Operations
Net investment loss(3)	(0.30)	(1.20)	(1.96)	(2.60)	(3.12)	(2.48)
Net realized and unrealized gain (loss)	(44.54)	(13.08)	10.36	(6.56)	11.76	(67.40)
Total income (loss) from investment
operations	(44.84)	(14.28)	8.40	(9.16)	8.64	(69.88)
Distributions to Common Stockholders
From return of capital	(1.88)	(10.48)	(10.48)	(10.48)	(10.48)	(10.36)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(4)	—	(0.00)	0.36	0.04	0.04	(0.00)
Net Asset Value, end of period	$22.52	$69.24	$94.00	$95.72	$115.32	$117.12
Per common share market value,
end of period	$16.50	$67.28	$90.36	$103.44	$122.52	$106.28
Total investment return based on
market value(5)(6)	(74.27)%	(15.46)%	(3.42)%	(7.49)%	26.21%	(37.86)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$294,394	$930,286	$1,260,300	$1,181,528	$1,412,274	$1,405,733
Average net assets (000’s)	$532,362	$1,203,943	$1,388,683	$1,406,724	$1,345,764	$1,974,038
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.61%	1.62%	1.58%	1.74%	1.74%	1.76%
Other operating expenses	0.25	0.14	0.13	0.12	0.12	0.10
Total operating expenses,
before fee waiver	1.86	1.76	1.71	1.86	1.86	1.86
Fee waiver(8)	—	(0.00)	(0.04)	(0.00)	(0.01)	—
Total operating expenses	1.86	1.76	1.67	1.86	1.85	1.86
Leverage expenses	3.61	2.15	1.87	1.78	2.29	1.75
Income tax expense (benefit)(9)	(28.39)	(5.49)	(11.02)	(5.28)	4.64	(24.50)
Total expenses	(22.92)%	(1.58)%	(7.48)%	(1.64)%	8.78%	(20.89)%

See accompanying Notes to Financial Statements.

52	Tortoise

2020 3rd Quarter Report | August 31, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(7)	(2.72)%	(1.33)%	(1.89)%	(2.27)%	(2.83)%	(1.50)%
Ratio of net investment loss to average
net assets after fee waiver(7)	(2.72)%	(1.33)%	(1.85)%	(2.27)%	(2.82)%	(1.50)%
Portfolio turnover rate(5)	26.84%	26.35%	17.96%	20.38%	24.23%	12.94%
Credit facility borrowings,
end of period (000’s)	$—	$93,900	$107,100	$112,700	$109,300	$66,000
Senior notes, end of period (000’s)	$92,767	$365,000	$380,000	$412,500	$442,500	$545,000
Preferred stock, end of period (000’s)	$32,300	$165,000	$165,000	$165,000	$165,000	$295,000
Per common share amount of senior
notes outstanding, end of period	$7.10	$27.17	$28.34	$33.41	$36.12	$45.40
Per common share amount of net assets,
excluding senior notes, end of period	$29.62	$96.41	$122.34	$129.13	$151.44	$162.52
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(10)	$4,522	$3,387	$3,926	$3,564	$3,858	$3,784
Asset coverage ratio of senior notes
and credit facility borrowings(10)	452%	339%	393%	356%	386%	378%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(11)	$34	$25	$29	$27	$30	$26
Asset coverage ratio of preferred stock(11)	335%	249%	293%	271%	297%	255%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

During the period from December 1, 2019 through August 31, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

(3)

The per common share data for the years ended November 30, 2019, 2018, 2017, 2016, and 2015 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(4)

Represents underwriting and offering costs of less than $0.01 for the year ended November 30, 2019. Represents premium on shelf offerings of $0.40 per share, less the underwriting and offering costs of $0.04 per share, for the year ended November 30, 2018. Represents the premium on the shelf offerings of $0.04 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2017. Represents the premium on the shelf offerings of $0.04 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015.

(5)	Not annualized for periods less than one full year.
(6)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.

(7)	Annualized for periods less than one full year.
(8)	Less than 0.01% for the years ended November 30, 2019 and 2017.
(9)

For the period from December 1, 2019 through August 31, 2020, TYG accrued $116,472,157 for net deferred income tax benefit and $2,891,325 for current income tax expense. For the year ended November 30, 2019, TYG accrued $73,090,370 for net deferred income tax benefit and $7,034,755 for current income tax expense. For the year ended November 30, 2018, TYG accrued $152,516,725 for net deferred income tax benefit, which included a deferred tax benefit of $125,271,378 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, TYG accrued $35,365,364 for current income tax expense and $109,662,030 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit.

(10)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the period.

(11)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	53

NTG Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$105.60	$144.80	$159.60	$192.20	$186.50	$298.30
Income (Loss) from Investment Operations
Net investment loss(3)	(0.19)	(2.80)	(4.30)	(4.20)	(4.60)	(3.20)
Net realized and unrealized gain (loss)(3)	(79.99)	(19.50)	13.60	(11.50)	27.20	(91.70)
Total income (loss) from investment
operations	(80.18)	(22.30)	9.30	(15.70)	22.60	(94.90)
Distributions to Common Stockholders
From return of capital	(2.66)	(16.90)	(16.90)	(16.90)	(16.90)	(16.90)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(4)	—	(0.00)	(7.19)	—	(0.01)	(0.00)
Net Asset Value, end of period	$22.76	$105.60	$144.81	$159.60	$192.19	$186.50
Per common share market value,
end of period	$16.79	$98.80	$137.20	$159.00	$189.00	$161.80
Total investment return based on
market value(5)(6)	(81.95)%	(17.63)%	(4.10)%	(7.67)%	27.99%	(37.08)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$141,403	$667,708	$915,033	$754,085	$904,866	$876,409
Average net assets (000’s)	$340,823	$871,496	$887,014	$892,196	$862,527	$1,174,085
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.65%	1.59%	1.54%	1.61%	1.56%	1.56%
Other operating expenses	0.27	0.14	0.15	0.14	0.16	0.12
Total operating expenses,
before fee waiver	1.92	1.73	1.69	1.75	1.72	1.68
Fee waiver	—	(0.03)	(0.09)	—	(0.01)	(0.09)
Total operating expenses	1.92	1.70	1.60	1.75	1.71	1.59
Leverage expenses	4.62	2.34	1.98	1.89	1.95	1.42
Income tax expense (benefit)(8)	0.83	(4.80)	(6.09)	(4.33)	7.25	(21.92)
Total expenses	7.37%	(0.76)%	(2.51)%	(0.69)%	10.91%	(18.91)%

See accompanying Notes to Financial Statements.

54	Tortoise

2020 3rd Quarter Report | August 31, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(7)	(2.85)%	(2.05)%	(2.65)%	(2.22)%	(2.53)%	(1.36)%
Ratio of net investment loss to average
net assets after fee waiver(7)	(2.85)%	(2.02)%	(2.56)%	(2.22)%	(2.52)%	(1.27)%
Portfolio turnover rate(5)	28.64%	29.21%	13.67%	20.94%	35.47%	17.54%
Credit facility borrowings,
end of period (000’s)	$—	$53,600	$73,100	$49,800	$46,800	$62,800
Senior notes, end of period (000’s)	$38,200	$277,000	$312,000	$284,000	$284,000	$348,000
Preferred stock, end of period (000’s)	$12,700	$132,000	$132,000	$110,000	$110,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$6.15	$43.82	$49.36	$60.11	$60.30	$74.00
Per common share amount of net assets,
excluding senior notes, end of period	$28.91	$149.42	$194.17	$219.71	$252.49	$260.50
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$5,034	$3,419	$3,719	$3,589	$4,068	$3,353
Asset coverage ratio of senior notes and
credit facility borrowings(9)	503%	342%	372%	359%	407%	335%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(10)	$94	$61	$69	$67	$76	$69
Asset coverage ratio of preferred stock(10)	378%	244%	277%	270%	305%	275%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

During the period from December 1, 2019 through August 31, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 10. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

(3)

The per common share data for the years ended November 30, 2019, 2018, 2017, 2016, and 2015 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(4)

Represents underwriting and offering costs of less than $0.01 for the years ending November 30, 2019 and 2015. Represents the discounts on shares issued through rights offerings of $5.50, plus the underwriting and offering costs of $1.69 per share for the year ended November 30, 2018. Represents underwriting and offering costs of $0.01 for the year ending November 30, 2016.

(5)	Not annualized for periods less than one full year.
(6)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.

(7)	Annualized for periods less than one full year.
(8)

For the period from December 1, 2019 to August 31, 2020, NTG accrued $27,892,485 for net deferred income tax benefit and $30,016,378 for current tax expense. For the year ended November 30, 2019, NTG accrued $40,282,948 for net deferred income tax benefit and $1,510,530 for current tax benefit. For the year ended November 30, 2018, NTG accrued $54,197,357 for net deferred income tax benefit, which included a deferred tax benefit of $47,436,124 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, NTG accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit.

(9)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(10)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	55

TTP Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$51.88	$65.16	$75.28	$93.68	$78.84	$140.16
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.02)	(0.48)	(0.60)	(0.20)	0.16	0.88
Net realized and unrealized gain (loss)(3)	(31.54)	(7.24)	(3.00)	(11.68)	21.20	(54.40)
Total income (loss) from investment
operations	(31.56)	(7.72)	(3.60)	(11.88)	21.36	(53.52)
Distributions to Common Stockholders
From net investment income	—	—	(0.16)	(0.20)	(1.52)	(1.36)
From net realized gains from
investment transactions	—	—	—	(1.00)	(5.00)	(6.44)
From return of capital	(1.46)	(5.56)	(6.36)	(5.32)	—	—
Total distributions to common
stockholders	(1.46)	(5.56)	(6.52)	(6.52)	(6.52)	(7.80)
Net Asset Value, end of period	$18.86	$51.88	$65.16	$75.28	$93.68	$78.84
Per common share market value,
end of period	$14.11	$46.08	$57.32	$68.04	$86.20	$69.88
Total investment return based on
market value(4)(5)	(67.42)%	(11.10)%	(7.03)%	(14.18)%	34.89%	(41.19)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$46,636	$129,887	$163,202	$188,517	$234,539	$197,443
Average net assets (000’s)	$78,887	$157,017	$188,518	$219,359	$192,888	$292,473
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.66%	1.54%	1.51%	1.43%	1.48%	1.44%
Other operating expenses	0.63	0.35	0.32	0.26	0.29	0.22
Total operating expenses,
before fee waiver	2.29	1.89	1.83	1.69	1.77	1.66
Fee waiver	—	—	—	(0.00)	(0.07)	(0.14)
Total operating expenses	2.29	1.89	1.83	1.69	1.70	1.52
Leverage expenses	2.59	1.62	1.40	1.06	1.23	0.93
Total expenses	4.88%	3.51%	3.23%	2.75%	2.93%	2.45%

See accompanying Notes to Financial Statements.

56	Tortoise

2020 3rd Quarter Report | August 31, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(6)	(0.19)%	(0.79)%	(0.80)%	(0.21)%	0.12%	0.60%
Ratio of net investment income (loss) to
average net assets after fee waiver(6)	(0.19)%	(0.79)%	(0.80)%	(0.21)%	0.19%	0.74%
Portfolio turnover rate(4)	30.06%	21.31%	14.27%	24.23%	90.22%	18.84%
Credit facility borrowings,
end of period (000’s)	—	$11,800	$19,800	$19,300	$16,600	$16,900
Senior notes, end of period (000’s)	$18,400	$34,000	$34,000	$34,000	$34,000	$54,000
Preferred stock, end of period (000’s)	$6,100	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$7.44	$13.58	$13.58	$13.58	$13.56	$21.56
Per common share amount of net assets,
excluding senior notes, end of period	$26.30	$65.46	$78.74	$88.86	$107.24	$100.40
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$3,866	$4,185	$4,331	$4,837	$5,951	$4,010
Asset coverage ratio of senior notes and
credit facility borrowings(7)	387%	419%	433%	484%	595%	401%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(8)	$73	$78	$83	$93	$113	$82
Asset coverage ratio of preferred stock(8)	290%	310%	334%	372%	452%	327%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the period from December 1, 2019 through August 31, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2019, 2018, 2017, 2016, and 2015, do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	57

NDP Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$33.36	$72.16	$103.04	$135.60	$124.24	$182.08
Income (Loss) from Investment Operations
Net investment loss(3)	—	(0.80)	(2.32)	(1.60)	(0.96)	(0.80)
Net realized and unrealized gain (loss)(3)	(16.78)	(29.36)	(14.56)	(16.96)	26.32	(43.04)
Total income (loss) from investment
operations	(16.78)	(30.16)	(16.88)	(18.56)	25.36	(43.84)
Distributions to Common Stockholders
From net investment income(4)	—	—	—	—	—	(0.00)
From net realized gains from
investment transactions	—	—	—	—	—	—
From return of capital	(0.80)	(8.64)	(14.00)	(14.00)	(14.00)	(14.00)
Total distributions to common
stockholders	(0.80)	(8.64)	(14.00)	(14.00)	(14.00)	(14.00)
Net Asset Value, end of period	$15.78	$33.36	$72.16	$103.04	$135.60	$124.24
Per common share market value,
end of period	$11.76	$29.04	$72.00	$99.12	$126.80	$105.44
Total investment return based on
market value(5)(6)	(58.01)%	(52.35)%	(15.10)%	(11.04)%	36.27%	(31.05)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$29,137	$61,550	$132,488	$187,889	$246,088	$225,410
Average net assets (000’s)	$40,334	$94,144	$176,481	$209,940	$212,528	$288,672
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.43%	1.52%	1.50%	1.43%	1.42%	1.33%
Other operating expenses	1.11	0.51	0.32	0.26	0.29	0.21
Total operating expenses,
before fee waiver	2.54	2.03	1.82	1.69	1.71	1.54
Fee waiver	—	—	—	(0.01)	(0.13)	(0.13)
Total operating expenses	2.54	2.03	1.82	1.68	1.58	1.41
Leverage expenses	0.75	1.30	0.99	0.56	0.37	0.21
Total expenses	3.29%	3.33%	2.81%	2.24%	1.95%	1.62%

See accompanying Notes to Financial Statements.

58	Tortoise

2020 3rd Quarter Report | August 31, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(7)	0.09%	(1.58)%	(2.40)%	(1.41)%	(0.98)%	(0.61)%
Ratio of net investment income (loss) to
average net assets after fee waiver(7)	0.09%	(1.58)%	(2.40)%	(1.40)%	(0.85)%	(0.48)%
Portfolio turnover rate(5)	63.32%	182.52%	143.77%	64.88%	47.03%	15.63%
Credit facility borrowings,
end of period (000’s)	$4,400	$26,500	$57,100	$64,500	$63,800	$61,800
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(8)	$7,622	$3,323	$3,320	$3,913	$4,857	$4,647
Asset coverage ratio of credit
facility borrowings(8)	762%	332%	332%	391%	486%	465%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	During the period from December 1, 2019 through August 31, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 8. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2019, 2018, 2017, 2016, and 2015 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the year ended November 30, 2015.
(5)	Not annualized for period less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(7)	Annualized for period less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	59

TPZ Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$17.70	$19.76	$21.33	$23.89	$21.23	$31.08
Income (loss) from Investment Operations
Net investment income(2)	0.28	0.39	0.24	0.59	0.71	0.88
Net realized and unrealized gain (loss)(2)	(4.82)	(0.95)	(0.31)	(1.65)	3.49	(7.87)
Total income (loss) from investment
operations	(4.54)	(0.56)	(0.07)	(1.06)	4.20	(6.99)
Distributions to Common Stockholders
From net investment income	(0.63)	(1.40)	(1.50)	(1.04)	(1.29)	(0.91)
From net realized gains from
investment transactions	—	—	—	(0.36)	(0.25)	(1.95)
From return of capital	(0.27)	(0.10)	(0.36)	(0.10)	—	—
Total distributions to common
stockholders	(0.90)	(1.50)	(1.86)	(1.50)	(1.54)	(2.86)
Net Asset Value, end of period	$12.26	$17.70	$19.40	$21.33	$23.89	$21.23

Per common share market value,
end of period	$9.24	$15.57	$17.17	$19.94	$21.43	$18.53
Total investment return based on
market value(3)(4)	(35.60)%	(1.38)%	(6.82)%	(0.27)%	25.57%	(22.54)%
Total investment return based on net
asset value(3)(5)	(24.83)%	(2.59)%	0.24%	(4.31)%	22.18%	(23.19)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$85,232	$123,015	$137,324	$148,243	$166,073	$147,563
Average net assets (000’s)	$96,045	$137,701	$147,616	$162,708	$146,274	$187,752
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.30%	1.32%	1.29%	1.25%	1.27%	1.20%
Other operating expenses	1.03	0.38	0.37	0.31	0.39	0.31
Total operating expenses,
before fee waiver	2.33	1.70	1.66	1.56	1.66	1.51
Fee waiver	—	—	—	—	—	(0.01)
Total operating expenses	2.33	1.70	1.66	1.56	1.66	1.50
Leverage expenses	1.08	1.25	0.98	0.59	0.44	0.26
Current foreign tax expense(7)	—	—	—	—	—	—
Total expenses	3.41%	2.95%	2.64%	2.15%	2.10%	1.76%

See accompanying Notes to Financial Statements.

60	Tortoise

2020 3rd Quarter Report | August 31, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment income to
average net assets before fee waiver(6)	2.72%	1.98%	1.14%	2.51%	3.39%	3.25%
Ratio of net investment income to
average net assets after fee waiver(6)	2.72%	1.98%	1.14%	2.51%	3.39%	3.26%
Portfolio turnover rate(3)	25.54%	25.27%	31.41%	30.86%	40.61%	30.99%
Credit facility borrowings,
end of period (000’s)	$26,100	$54,100	$53,400	$53,400	$50,600	$49,900
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$4,266	$3,274	$3,572	$3,776	$4,282	$3,957
Asset coverage ratio of senior notes
and credit facility borrowings(7)	427%	327%	357%	378%	428%	396%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, 2016 and 2015 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for period less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for period less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	61

TEAF Financial Highlights

	Period From	Period From
	December 1, 2019	March 29, 2019(1)
	through	through
	August 31, 2020	November 30, 2019
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$17.60	$20.00
Income (loss) from Investment Operations
Net investment income	0.82	0.31
Net realized and unrealized loss	(2.25)	(1.95)
Total loss from investment operations	(1.43)	(1.64)
Distributions to Common Stockholders
From net investment income	(0.39)	(0.34)
From return of capital	(0.49)	(0.42)
Total distributions to common stockholders	(0.88)	(0.76)
Net Asset Value, end of period	$15.29	$17.60
Per common share market value, end of period	$11.20	$15.60
Total investment return based on market value(3)(4)	(22.99)%	(18.45)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$206,277	$237,461
Average net assets (000’s)	$211,954	$252,217
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.55%	1.51%
Other operating expenses	0.28	0.81
Total operating expenses, before fee waiver	1.83	2.32
Fee waiver	(0.14)	(0.28)
Total operating expenses	1.69	2.04
Leverage expenses	0.25	0.36
Income tax expense (benefit)(6)	0.01	(0.24)
Total expenses	1.95%	2.16%

See accompanying Notes to Financial Statements.

62	Tortoise

2020 3rd Quarter Report | August 31, 2020

	Period From	Period From
	December 1, 2019	March 29, 2019(1)
	through	through
	August 31, 2020	November 30, 2019
	(unaudited)
Ratio of net investment income to average net assets before fee waiver(5)	6.82%	2.15%
Ratio of net investment income to average net assets after fee waiver(5)	6.96%	2.43%
Portfolio turnover rate(3)	53.75%	50.44%
Credit facility borrowings, end of period (000’s)	$30,500	$32,000
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(7)	$7,763	$8,421
Asset coverage ratio of senior notes and credit facility borrowings(7)	776%	842%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized.
(4)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TEAF’s dividend reinvestment plan.

(5)	Annualized.
(6)

For the period from December 1, 2019 to August 31, 2020, TEAF accrued $12,934 for net deferred income tax expense. For the period ended November 30, 2019, TEAF accrued $418,970 for net deferred income tax benefit.

(7)

Represents value of total assets less all liabilities and indebtedness not represented by margin facility borrowings at the end of the period divided by margin facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	63

Notes to Financial Statements (unaudited)
August 31, 2020

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Midstream Energy Fund, Inc. (“NTG”) (formerly Tortoise MLP Fund, Inc.), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), and Tortoise Essential Assets Income Term Fund (“TEAF”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP, NDP and TEAF has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation. TEAF commenced operations on March 29, 2019.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Options (including options on futures contracts) and futures contracts are valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If there are no sales reported on any exchange, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

64	Tortoise

2020 3rd Quarter Report | August 31, 2020

Notes to Financial Statements (unaudited) (continued)

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2020. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$236,185,310	$—	$—	$236,185,310
Common Stock(a)	59,416,393	—	—	59,416,393
Preferred Stock(a)	—	—	32,989,751	32,989,751
Corporate Bonds(a)	—	14,484,431	—	14,484,431
Convertible Bond(a)	—	—	4,703,344	4,703,344
Private Investment(a)	—	—	10,803,401	10,803,401
Special Purpose Acquisition Companies(a)	7,559,396	—	—	7,559,396
Short-Term Investment(b)	30,812,775	—	—	30,812,775
Total Assets	$333,973,874	$14,484,431	$48,496,496	$396,954,801
Liabilities
Interest Rate Swap Contracts	$—	$245,527	$—	$245,527

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$126,320,810	$—	$—	$126,320,810
Common Stock(a)	47,855,634	—	—	47,855,634
Preferred Stock(a)	—	—	20,382,800	20,382,800
Corporate Bond(a)	—	1,360,000	—	1,360,000
Convertible Bond(a)	—	—	3,274,708	3,274,708
Special Purpose Acquisition Companies(a)	4,191,712	—	—	4,191,712
Short-Term Investment(b)	8,268,057	—	—	8,268,057
Total Assets	$186,636,213	$1,360,000	$23,657,508	$211,653,721

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$41,453,475	$—	$—	$41,453,475
Master Limited Partnerships(a)	15,405,559	—	—	15,405,559
Preferred Stock(a)	2,931,519	—	2,675,903	5,607,422
Special Purpose Acquisition Companies(a)	1,296,200	—	—	1,296,200
Short-Term Investment(b)	7,554,994	—	—	7,554,994
Total Assets	$68,641,747	$—	$2,675,903	$71,317,650

Tortoise	65

Notes to Financial Statements (unaudited) (continued)

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$28,087,659	$—	$—	$28,087,659
Master Limited Partnerships(a)	2,766,586	—	—	2,766,586
Preferred Stock(a)	—	—	1,936,691	1,936,691
Special Purpose Acquisition Companies(a)	681,896	—	—	681,896
Short-Term Investment(b)	117,592	—	—	117,592
Total Assets	$31,653,733	$—	$1,936,691	$33,590,424

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$66,381,264	$—	$66,381,264
Convertible Bond(a)	—	—	942,828	942,828
Master Limited Partnerships(a)	19,585,373	—	—	19,585,373
Common Stock(a)	15,218,550	—	—	15,218,550
Preferred Stock(a)	2,155,981	—	2,184,923	4,340,904
Special Purpose Acquisition Companies(a)	2,156,940	—	—	2,156,940
Term Loan(a)	—	1,960,000	—	1,960,000
Short-Term Investment(b)	182,101	—	—	182,101
Total Assets	$39,298,945	$68,341,264	$3,127,751	$110,767,960

TEAF:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$83,585,550	$—	$—	$83,585,550
Master Limited Partnerships(a)	24,343,723	—	—	24,343,723
Corporate Bonds(a)	—	29,052,131	—	29,052,131
Preferred Bonds(a)	—	9,247,200	—	9,247,200
Preferred Stock(a)	7,032,112	—	8,775,030	15,807,142
Private Investments(a)	—	—	43,599,692	43,599,692
Municipal Bonds(a)	—	13,506,530	—	13,506,530
Construction Note(a)	—	—	3,522,285	3,522,285
Convertible Bond(a)	—	—	3,953,040	3,953,040
Term Loan(a)	—	4,900,000	—	4,900,000
Short-Term Investment(b)	2,875,475	—	—	2,875,475
Total Assets	$117,836,860	$56,705,861	$59,850,047	$234,392,768
Liabilities
Written Call Options	$89,047	$76,116	$—	$165,163

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

66	Tortoise

2020 3rd Quarter Report | August 31, 2020

Notes to Financial Statements (unaudited) (continued)

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2020:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$40,613,580	$24,705,787	$5,990,475	$2,133,275	$4,629,781	$8,564,680
Purchases	355,596	254,260	18,890	—	16,475	146,434
Return of capital	—	—	—	—	—	—
Sales	(7,222,467)	(4,329,758)	(3,310,291)	—	(2,439,257)	—
Total realized gain/loss	945,467	566,758	433,391	—	319,257	—
Change in unrealized gain/loss	(1,702,425)	(814,247)	(456,462)	(196,584)	(341,333)	63,916
Balance — end of period	$32,989,751	$20,382,800	$2,675,903	$1,936,691	$2,184,923	$8,775,030

Private Investments	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$14,093,091	$—	$—	$—	$—	$40,885,774
Purchases	—	—	—	—	—	8,779,081
Return of capital	(275,000)	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	(3,014,690)	—	—	—	—	(6,065,163)
Balance — end of period	$10,803,401	$—	$—	$—	$—	$43,599,692

Construction Note	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$—	$—	$3,516,669
Purchases	—	—	—	—	—	8,234
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	—	—	—	—	—	(2,618)
Balance — end of period	$—	$—	$—	$—	$—	$3,522,285

Convertible Bond	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$—	$—	$—
Purchases	15,284,100	10,643,100	—	—	3,061,500	11,848,550
Return of capital	—	—	—	—	—	—
Sales	(15,167,482)	(10,562,247)	—	—	(3,037,565)	(11,734,635)
Total realized gain/loss	2,497,382	1,739,147	—	—	500,065	2,067,015
Change in unrealized gain/loss	2,089,344	1,454,708	—	—	418,828	1,772,110
Balance — end of period	$4,703,344	$3,274,708	$—	$—	$942,828	$3,953,040

	TYG	NTG	TTP	NDP	TPZ	TEAF
Change in unrealized
gain/loss on investments
still held at August 31, 2020	$(1,955,800)	$1,043,301	$(148,471)	$(196,585)	$304,448	$(4,231,755)

TYG, NTG, TTP, NDP and TPZ own units of preferred stock of Targa Resources Corp. (“TRGP Pfd”) that were issued in a private placement transaction that closed on March 16, 2016. TEAF owns units of TRGP Pfd that were purchased in a private placement transaction that closed on November 18, 2019. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years.

TYG, NTG, TTP, TPZ and TEAF own units of preferred stock of Altus Midstream Company (“ALTM Pfd”) that were issued in a private placement transaction that closed on June 12, 2019. The preferred stock carries a conversion option into common stock after the 7th anniversary of issuance (June 12, 2026) with a conversion rate determined as the quotient of Altus’ common unit price divided by a 6% discount to the prior 20-Day Volume Weighted Average Price (“VWAP”). Alternately, Altus can force conversion into common stock at a value determined by a minimum rate of return: before 5 years: greater of 1.3x Multiple on Invested Capital (“MOIC”) or 11.5% Internal Rate of Return (“IRR”), and after 5 years: greater of 1.3x MOIC or 13.75% IRR.

Tortoise	67

Notes to Financial Statements (unaudited) (continued)

TYG, NTG, TPZ and TEAF own units of a convertible bond in Sunnova Energy International Inc. (“NOVA”) that was entered into on May 13, 2020. The convertible bond provides the purchaser an option to convert into common stock equal to the aggregate principal amount of the notes to be converted, together with accrued but unpaid interest up to, but excluding, the date of the conversion, divided by $13.50. Additionally, the issuer has the right to redeem 33.33% of the security during the first two years at 115% of the principal amount, anytime on or after the 3 year anniversary and prior to the 4 year anniversary of the issuance date (May 14, 2023 through May 14, 2024), the issuer may redeem at a redemption price equal to 115% of the principal amount; and any time after the 4 year anniversary (May 14, 2024), the issuer may redeem at a redemption price equal to 110% of the principal amount. In addition, after 3 years, the issuer can force conversion to common stock equal to the aggregate principal amount of the notes to be converted, together with accrued but unpaid interest up to, but excluding, the date of the conversion, divided by $13.50 should the common stock price equals or exceeds the conversion price by 150%. On or after September 23, 2024, the purchaser has an option to require the issuer to redeem all of the bonds for cash equal to 110% of the principal amount.

TEAF owns units of Mexico Pacific Limited LLC (“MPL”), which was issued in a private transaction that closed on October 23, 2019. As of August 31, 2020, the investment in MPL was valued using the purchase price.

A lattice model prepared by an independent third party is being utilized to determine fair value of the level 3 TRGP Pfd securities. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

A discounted cash flow model prepared by an independent third party is being used to determine fair value of the level 3 ALTM Pfd securities. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock.

A lattice model prepared by an independent third party is being utilized to determine fair value of NOVA. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the convertible bond. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the convertible bond.

A discounted cash flows model is being utilized to determine fair value of the construction note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of August 31, 2020:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ	TEAF
Construction Note	$—	$—	$—	$—	$—	$3,522,285
Convertible Bond	$4,703,344	$3,274,708	$—	$—	$942,828	$3,953,040
Preferred Stock	$32,989,751	$20,382,800	$2,675,903	$1,936,691	$2,184,923	$8,775,030
Private Investments	$10,803,401	$—	$—	$—	$—	$43,599,692

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock (ALTM Pfd)	Discounted cash flow model	Debt discount rate	9.20%
Preferred Stock (TRGP Pfd)	Lattice model	Debt discount rate	8.51%
Convertible Bond (NOVA)	Lattice model	Debt discount rate	23.78%
Private Investment (TK NYS Solar Holdco, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.50%
Private Investment (Mexico Pacific Limited)	Recent transaction	Purchase price	$2,000,000
Private Investment (Renewable Holdco, LLC)	Recent transaction	Purchase price	$11,996,581
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	7.50%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.50%
Construction Note	Discounted cash flow model	Risk spread	1.7500%
Construction Note	Discounted cash flow model	Illiquidity spread	1.7255%

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

68	Tortoise

2020 3rd Quarter Report | August 31, 2020

Notes to Financial Statements (unaudited) (continued)

Subsequent to November 30, 2019, the Funds reallocated the amount of return of capital recognized for the period from December 1, 2018 through November 30, 2019 based on the 2019 tax reporting information received. The impact of this adjustment is as follows:

	Estimated Return	Revised Return	Increase/(Decrease)
	of Capital %	of Capital %	in Return of Capital
TYG	88%	89%	$2,235,694
NTG	90%	88%	$(1,725,051)
TTP	68%	65%	$(552,237)
NDP	39%	40%	$13,518
TPZ	82%	78%	$(280,903)
TEAF	52%	50%	$(185,184)

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for corporations is 21%.

TTP, NDP, TPZ and TEAF each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP, TPZ and TEAF generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. However, TEAF’s taxable subsidiary, created to hold certain investments is generally subject to federal and state income taxes on its income. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2020, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2016 through 2019
NTG — November 30, 2013 through 2019
TTP, NDP and TPZ — November 30, 2016 through 2019
TEAF — November 30, 2019

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP, TPZ and TEAF each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP, TPZ and TEAF each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Tortoise	69

Notes to Financial Statements (unaudited) (continued)

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2019 were characterized as follows:

		TYG		NTG		TTP	NDP	TPZ	TEAF
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common	Common
Qualified dividend income	21%	100%	—	—	—	50%	—	10%	29%
Ordinary dividend income	—	—	—	—	—	—	—	64%	15%
Return of capital	79%	—	100%	100%	100%	50%	100%	7%	56%
Long-term capital gain	—	—	—	—	—	—	—	19%	—
*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding.

There were no offering or debt issuance costs recorded during the period December 1, 2019 through August 31, 2020 for TYG, NTG, TTP, NDP, TPZ or TEAF.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG utilizes interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP, NDP and TEAF may seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

TEAF may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. TEAF uses forward currency contracts to manage exposure to changes in exchange rates. On a daily basis, TEAF’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the Statements of Assets & Liabilities. Realized gains or losses are recorded at the time the forward currency contracts are closed.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

70	Tortoise

2020 3rd Quarter Report | August 31, 2020

Notes to Financial Statements (unaudited) (continued)

K. Recent Accounting and Regulatory Updates
In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework which modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, early adoption is permitted. Management is currently evaluating this guidance to determine the impact on the financial statements.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04 Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Interbank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued as a reference rate over the period of time the ASU is effective.

3. Risks and Uncertainties
TYG, NTG, TTP, NDP and TPZ concentrate their investments in the energy sector. TEAF concentrates its investments in issuers operating in essential asset sectors. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

As of the date these financial statements were issued, the outbreak of the novel coronavirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID- 19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our and our portfolio companies performance and financial results.

4. Agreements
The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of August 31, 2020 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.
NTG — 0.95%.
TTP — 1.10%.
NDP — 1.10%.
TPZ — 0.95%.
TEAF — 1.35%, less a fee waiver of 0.25% for one year following March 29, 2019.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise	71

Notes to Financial Statements (unaudited) (continued)

5. Income Taxes

TYG and NTG:

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of August 31, 2020 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$—	$53,647
Capital loss carryforwards	88,826,067	120,033,853
Net unrealized loss on investment securities	35,419,365	16,822,766
Less: Valuation Allowance	(64,885,824)	(117,770,742)
	59,359,608	19,139,524
Deferred tax liabilities:
Basis reduction of investments	59,359,608	19,139,524
	59,359,608	19,139,524
Total net deferred tax liability (asset)	$—	$—

At August 31, 2020, a valuation allowance on deferred tax assets was necessary because each of TYG and NTG believe that it is not more likely than not that there is an ability to realize its deferred tax assets through future taxable income. TYG and NTG have recorded valuation allowances of $64,885,824 and $117,770,742 respectively. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended August 31, 2020, as follows:

	TYG	NTG
Application of statutory income tax rate	$(150,763,881)	$(106,150,756)
State income taxes, net of federal tax effect	(16,584,027)	(10,210,691)
Permanent differences	985,256	714,598
Rate change on capital loss carryback	(12,104,004)	—
Change in valuation allowance	64,885,824	117,770,742
Total income tax expense (benefit)	$(113,580,832)	$2,123,893

Total income taxes are being calculated by applying the federal rate plus a blended state income tax rate.

For the period ended August 31, 2020, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current tax expense
Federal	$(4,000,914)	$26,525,400
State	6,892,239	3,490,978
Total current tax expense	2,891,325	30,016,378
Deferred tax (benefit)
Federal	(104,929,871)	(25,444,926)
State (net of federal tax effect)	(11,542,286)	(2,447,559)
Total deferred tax (benefit)	(116,472,157)	(27,892,485)
Total income tax expense (benefit), net	$(113,580,832)	$2,123,893

72	Tortoise

2020 3rd Quarter Report | August 31, 2020

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2019, NTG had net operating losses for federal income tax purposes of approximately $1,300,000, which may be carried forward for 20 years. If not utilized, these losses will expire in the years ending November 30, 2033 through 2038. As of November 30, 2019, NTG had capital loss carryforwards of approximately $26,900,000, which may be carried forward for 5 years. If not utilized, these capital losses will expire in the year ending November 30, 2024. Such estimate is subject to revision upon receipt of the 2019 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The amount of deferred tax asset for net operating losses and capital loss carryforwards at August 31, 2020 includes amounts for the period from December 1, 2019 through August 31, 2020. As of November 30, 2019, NTG had $1,412,445 of AMT credits available, which may be utilized against future tax liabilities. AMT credit carryovers may be eligible for a partial refund in 2018, 2019 or 2020 and any remaining unused credit will be fully refundable in 2021. NTG is estimating it will utilize all AMT credits against its current tax liability.

TTP, NDP, TPZ and TEAF:
It is the intention of TTP, NDP, TPZ and TEAF to qualify as RICs under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. However, TEAF’s taxable subsidiary created to make and hold certain investments is generally subject to federal and state income taxes on its income.

As of August 31, 2020, TEAF consolidated the balance of a deferred tax expense of $12,934 related to the investment activities of its taxable subsidiary. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate totaling 26.17%.

At August 31, 2020, a valuation allowance on deferred tax assets was not deemed necessary because TEAF believes it is more likely than not that its able to realize its deferred tax assets through future taxable income. Any adjustments to TEAF’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for TEAF’s taxable subsidiary differs from the amount computed by applying the federal statutory income tax rate of 21% to net income for the period ended August 31, 2020, as follows:

Application of Statutory Income tax rate	$4,109
State Income taxes, net of federal tax effect	1,012
Permanent differences	7,813
Total income tax expense	$12,934

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ	TEAF
Unrealized appreciation (depreciation)	$(40,841,708)		$(49,544,380)		$(5,257,348)	$(18,827,811)
Capital loss carryfrorwards	(20,597,807)		(110,941,585)		—	(7,332,247)
Undistributed ordinary income	—		—		—	—
Other temporary differences	(156,156)	(1)	(571,151)	(2)	(11,223)	(501,000)	(3)
Accumulated earnings (deficit)	$(61,595,671)		$(161,057,116)		$(5,268,571)	$(26,661,058)

(1)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092 and dividends payable.
(2)	Primarily related to late year loss deferral.
(3)	Primarily related to expenses of TEAF’s taxable subsidiary and losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2019, TTP, NDP and TEAF had short-term capital loss carryforwards of approximately $780,000, $30,750,000 and $7,350,000 respectively, and TTP and NDP had long-term capital loss carryforwards of approximately $19,820,000 and $80,200,000 respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

In order to meet certain excise tax distribution requirements, TTP, NDP, TPZ and TEAF are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, TTP, NDP, TPZ and TEAF are permitted for tax purposes to defer into their next fiscal year, November 30, 2019, For the taxable year ended November 30, 2019, TTP, TPZ and TEAF do not plan to defer any losses. NDP plans to defer, on a tax basis, late year ordinary losses of approximately $571,000.

Tortoise	73

Notes to Financial Statements (unaudited) (continued)

As of August 31, 2020, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Tax cost of investments	$316,146,100	$193,355,868	$90,864,252	$45,898,773	$120,197,365	$236,083,527
Gross unrealized appreciation
of investments	$114,647,004	$32,977,333	$2,696,729	$2,511,655	$5,607,803	$16,918,695
Gross unrealized depreciation
of investments	(34,083,830)	(14,679,480)	(22,243,331)	(14,820,004)	(15,037,208)	(18,444,369)
Net unrealized appreciation
(depreciation) of investments	$80,563,174	$18,297,853	$(19,546,602)	$(12,308,349)	$(9,429,405)	$(1,525,674)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2020.

TYG:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Sunnova Energy Intl Inc.,
9.750%	Convertible Bond	$2,614,000	5/14/20	$2,614,000	$4,703,344	1.6%
Altus Midstream Company,
7.000%	Preferred Stock	10,427	06/12/19-5/14/20	10,427,244	11,888,840	4.0
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	18,397,248	21,100,911	7.2
TK NYS Solar Holdco, LLC	Private Investment	N/A	08/18/17-08/19/19	53,206,470	10,803,401	3.7
				$84,644,962	$48,496,496	16.5%

NTG:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Sunnova Energy Intl Inc.,
9.750%	Convertible Bond	$1,820,000	5/14/20	$1,820,000	$3,274,708	2.3%
Altus Midstream Company,
7.000%	Preferred Stock	7,456	06/12/19-5/14/20	7,455,805	8,500,810	6.0
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	10,359,550	11,881,990	8.4
				$19,635,355	$23,657,508	16.7%

TTP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Altus Midstream Company,
7.000%	Preferred Stock	544	06/12/19-5/14/20	$553,926	$631,565	1.3%
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,044,338	4.4
				$2,420,432	$2,675,903	5.7%

NDP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	$1,668,542	$1,936,691	6.7%

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Notes to Financial Statements (unaudited) (continued)

TPZ:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Ascent Resources Utica Holdings, LLC,
10.000%, 04/01/2022*	Corporate Bond	$1,302,000	08/27/18	$1,367,073	$1,217,370	1.4%
Blue Racer Midstream, LLC,
6.625%, 07/15/2026*	Corporate Bond	$5,900,000	6/18/18-02/05/19	5,925,565	5,192,000	6.1
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,013,935	2,109,294	2.5
Hess Corporation,
5.625%, 02/15/2026*	Corporate Bond	$4,160,000	07/19/18-08/06/18	4,185,905	4,328,230	5.1
Rockies Express Pipeline LLC,
4.950%, 07/15/2029*	Corporate Bond	$3,000,000	04/12/19	3,002,585	3,015,000	3.5
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,022,727	09/17/12	1,041,087	912,784	1.1
Southern Star Central.,
5.125%, 07/15/2022*	Corporate Bond	$1,642,000	06/17/14	3,004,823	1,640,083	1.9
Tallgrass Energy LP,
5.500%, 01/15/2028*	Corporate Bond	$3,250,000	09/24/18-02/06/19	3,256,210	2,973,750	3.5
Sunnova Energy Intl Inc.,
9.750%, 04/30/2025	Convertible Bond	$524,000	05/14/20	524,000	942,828	1.1
Altus Midstream Company,
7.000%	Preferred Stock	483	06/12/19-05/14/20	483,100	550,810	0.7
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,424,734	1,634,113	1.9
				$26,229,017	$24,516,262	28.8%

TEAF:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Antero Midstream Partners LP,
5.750%, 01/15/2028*	Corporate Bond	$3,750,000	10/31/19-11/19/19	$3,093,750	$3,346,875	1.6%
Blue Racer Midstream, LLC,
6.625%, 07/15/2026*	Corporate Bond	$3,000,000	03/29/19	3,075,000	2,640,000	1.3
Grace Commons Property,
15.000%, 10/31/2023*	Corporate Bond	$1,825,000	06/17/19	1,825,000	1,825,000	0.9
Grace Commons Property,
8.000%, 10/31/2021*	Corporate Bond	$3,650,000	06/17/19	3,650,000	3,650,000	1.8
Realco Perry Hall MD LLC/OPCO,
10.000%, 10/01/2024*	Corporate Bond	$2,280,000	01/01/19	2,280,000	1,550,389	0.7
Targa Resources Corp.,
9.500%	Preferred Stock	4,000	03/16/16	4,300,000	3,879,200	1.9
Altus Midstream Company,
7.000%	Preferred Stock	4,294	06/12/19-05/14/20	4,293,985	4,895,830	2.4
Mexico Pacific Limited LLC (MPL)
Series A	Private Investment	88,889	10/23/19	2,000,000	1,983,904	0.9
Renewable Holdco, LLC	Private Investment	N/A	07/25/19-8/31/20	16,661,888	11,996,581	5.8
Renewable Holdco I, LLC	Private Investment	N/A	09/09/19	26,526,217	24,738,352	12.0
Renewable Holdco II, LLC	Private Investment	N/A	10/15/19-03/06/20	4,869,348	4,880,855	2.4
Saturn Solar Bermuda1 Ltd.,
6.000%, 06/30/2020	Construction Note	$3,510,000	05/24/19-07/03/19	3,770,670	3,522,285	1.7
Sunnova Energy Intl Inc.,
9.750%, 04/30/2025	Convertible Bond	$2,197,000	05/14/20	2,197,000	3,953,040	1.9
				$81,972,510	$72,862,311	35.3%
*	Security is eligible for resale under Rule 144A under the 1933 Act.

Tortoise	75

Notes to Financial Statements (unaudited) (continued)

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended August 31, 2020 is as follows:

TYG:
						8/31/20		Net Change
	11/30/19	Gross	Gross	Realized	Distributions	Share	8/31/20	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
TK NYS Solar Holdco, LLC	N/A	$ —	$—	$—	$275,000	N/A	$10,803,401	$(3,014,690)

TEAF:
						8/31/20		Net Change
	11/30/19	Gross	Gross	Realized	Distributions	Share	8/31/20	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
Renewable Holdco, LLC	N/A	$4,830,319	$—	$—	$5,194,453	N/A	$11,996,581	$(5,331,548)
Renewable Holdco I, LLC	N/A	$—	$—	$—	$500,000	N/A	$24,738,352	$(661,720)
Renewable Holdco II, LLC	N/A	$3,948,762	$—	$—	$—	N/A	$4,880,855	$(55,811)
Total		$8,779,081	$—	$—	$5,694,453		$41,615,788	$(6,049,079)

8. Investment Transactions

For the period ended August 31, 2020, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Purchases	$233,347,049	$164,752,764	$34,076,375	$33,403,427	$33,640,306	$129,658,576
Sales	$774,511,719	$589,398,317	$79,667,391	$55,534,592	$62,547,799	$132,609,483

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2020 3rd Quarter Report | August 31, 2020

Notes to Financial Statements (unaudited) (continued)

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2020, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of August 31, 2020 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
				Notional	Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Amount	Fair Value
Series O	September 27, 2020	3.78%	Semi-Annual	$4,840,000	$4,928,171
Series Z	June 14, 2021	2.98%	Semi-Annual	4,033,333	4,123,641
Series R	January 22, 2022	3.77%	Semi-Annual	8,066,667	8,414,671
Series DD	September 27, 2022	4.21%	Semi-Annual	4,194,667	4,550,749
Series II	December 18, 2022	3.22%	Semi-Annual	3,226,667	3,414,226
Series K	December 19, 2022	3.87%	Semi-Annual	3,226,667	3,465,653
Series S	January 22, 2023	3.99%	Semi-Annual	3,226,667	3,472,014
Series P	September 27, 2023	4.39%	Semi-Annual	3,872,000	4,345,759
Series FF	November 20, 2023	4.16%	Semi-Annual	3,266,667	3,589,775
Series JJ	December 18, 2023	3.34%	Semi-Annual	6,453,333	6,991,082
Series T	January 22, 2024	4.16%	Semi-Annual	8,066,667	8,956,402
Series L	December 19, 2024	3.99%	Semi-Annual	6,453,333	7,305,597
Series AA	June 14, 2025	3.48%	Semi-Annual	3,226,667	3,614,173
Series NN	June 14, 2025	3.20%	Semi-Annual	9,680,000	10,711,846
Series KK	December 18, 2025	3.53%	Semi-Annual	3,226,667	3,651,682
Series OO	April 9, 2026	3.27%	Semi-Annual	9,680,000	10,924,366
Series PP	September 25, 2027	3.33%	Semi-Annual	8,066,667	9,294,227
				$92,766,667	$101,754,034

TYG’s Series LL Notes, with a notional amount of $20,000,000 and a floating rate based on 3-month LIBOR plus 1.20% were prepaid in full on December 4, 2019.

On April 13, 2020, TYG prepaid $8,466,667 of Series Y Notes, $10,160,000 of Series O Notes, $8,466,667 of Series Z Notes, $16,933,333 of Series R Notes, $8,805,333 of Series DD Notes, $6,773,333 of Series II Notes, $6,773,333 of Series K Notes, $6,773,333 of Series S Notes, $8,128,000 of Series P Notes, $6,773,333 of Series FF Notes, $13,546,667 of Series JJ Notes, $16,933,333 of Series T Notes, $13,546,667 of Series L Notes, $6,773,333 of Series AA Notes, $20,320,000 of Series NN Notes, $6,773,333 of Series KK Notes, $20,320,000 of Series OO Notes and $16,933,333 of Series PP Notes subject to a 1% prepayment premium.

TYG’s Series Y Notes with a notional amount of $4,033,333 and a fixed interest rate of 2.77% were paid in full upon maturity on June 14, 2020.

Tortoise	77

Notes to Financial Statements (unaudited) (continued)

NTG:
				Notional	Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Amount	Fair Value
Series D	December 15, 2020	4.29%	Quarterly	$22,879,144	$23,308,451
Series J	April 17, 2021	3.72%	Semi-Annual	6,128,342	6,321,428
Series M	April 17, 2021	3.06%	Semi-Annual	2,042,781	2,093,526
Series P	October 16, 2023	3.79%	Semi-Annual	2,979,055	3,279,964
Series Q	October 16, 2025	3.97%	Semi-Annual	2,234,291	2,588,259
Series R	October 16, 2026	4.02%	Semi-Annual	1,936,386	2,288,864
				$38,200,000	$39,880,492

NTG’s Series L Notes, with a notional amount of $20,000,000 and a floating rate based on 3-month LIBOR plus 1.45% were prepaid in full on December 4, 2019.

On March 31, 2020, NTG prepaid $5,416,667 of Series P Notes, $4,062,500 of Series Q Notes, $3,520,833 of Series R Notes, $32,000,000 of Series N Notes and $25,000,000 of Series O Notes subject to a 2% prepayment premium.

On April 14, 2020, NTG prepaid $89,120,856 of Series D Notes, $23,871,658 of Series J Notes, $7,957,219 of Series M Notes, $11,604,278 of Series P Notes, $8,703,209 of Series Q Notes and $7,542,781 of Series R Notes subject to a 1% prepayment premium.

TTP:
				Notional	Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Amount	Fair Value
Series F	December 12, 2020	3.01%	Semi-Annual	$3,942,857	$3,992,248
Series D	December 15, 2021	4.08%	Semi-Annual	10,514,286	11,028,269
Series H	December 13, 2024	3.97%	Semi-Annual	3,942,857	4,460,902
				$18,400,000	$19,481,419

On March 30, 2020, TTP prepaid $6,000,000 of Series G Notes at par.

On April 14, 2020, TTP prepaid $2,057,143 of Series F Notes, $5,485,714 of Series D Notes and $2,057,143 of Series H Notes subject to a 1% prepayment premium.

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at May 31, 2020. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2020, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

78	Tortoise

2020 3rd Quarter Report | August 31, 2020

Notes to Financial Statements (unaudited) (continued)

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of August 31, 2020 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 3,230,000 shares of MRP Stock outstanding at May 31, 2020. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. On April 9, 2020, TYG redeemed 6,836,061 of Series D MRP Shares and 6,433,939 of Series E MRP Shares for a total liquidation preference amount of $132,700,000. TYG paid a 1% premium upon redemption. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series D	December 17, 2021	4.01%	1,663,939	$16,639,390	$17,301,477
Series E	December 17, 2024	4.34%	1,566,061	15,660,610	17,551,872
			3,230,000	$32,300,000	$34,853,349

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 508,000 shares of MRP Stock outstanding at May 31, 2020. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. On April 10, 2020, NTG redeemed 180,757 of Series C MRP Shares, 1,446,061 of Series D MRP Shares, 1,446,061 of Series E MRP Shares, 903,788 of Series F MRP Shares and 795,333 of Series G MRP Shares for a total liquidation preference amount of $119,300,000. NTG paid a 1% premium upon redemption. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series C	December 8, 2020	3.73%	19,243	$481,075	$487,585
Series D	December 8, 2022	4.19%	153,939	3,848,475	4,108,041
Series G	October 16, 2023	4.39%	84,667	2,116,675	2,308,672
Series E	December 13, 2024	3.78%	153,939	3,848,475	4,218,032
Series F	December 13, 2027	4.07%	96,212	2,405,300	2,779,244
			508,000	$12,700,000	$13,901,574

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 244,000 shares of MRP Stock outstanding at May 31, 2020. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. On April 10, 2020, TTP redeemed 396,000 of Series B MRP Shares. TTP paid a 1% premium upon redemption. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series B	December 13, 2024	6.57%	244,000	$6,100,000	$7,425,619

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

Tortoise	79

Notes to Financial Statements (unaudited) (continued)

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2019 through August 31, 2020 as well as the principal balance and interest rate in effect at August 31, 2020 for each of the Funds’ credit facilities:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Lending syndicate		Bank of America,	The Bank	The Bank	The Bank	The Bank
agent	U.S. Bank, N.A.	N.A.	of Nova Scotia	of Nova Scotia	of Nova Scotia	of Nova Scotia
	Unsecured,	Unsecured,	Unsecured,	Secured,	Secured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	Margin loan
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing
capacity	$90,000,000	$65,000,000	$20,000,000	$12,000,000	$30,000,000	$45,000,000
			364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2021	June 12, 2021	evergreen	evergreen	evergreen	N/A
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.10%	plus 1.10%	plus 1.125%	plus 0.80%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%-0.25%(2)	0.15%	0.20%(3)	0.20%(4)	0.20%(5)

For the period ended August 31, 2020:
Average principal
balance	$63,600,000	$67,100,000	$9,600,000	$12,100,000	$35,200,000	$30,700,000
Average interest
rate	2.79%	2.73%	2.74%	1.62%	2.90%	1.62%

As of August 31, 2020:
Principal balance
outstanding	$—	$—	$—	$4,400,000	$26,100,000(6)	$30,500,000
Interest rate	N/A	N/A	N/A	0.96%	2.87%	0.96%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $45,000,000 and 0.15% when the outstanding balance is at least $45,000,000, but below $63,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $63,000,000.
(2)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $32,500,000 and 0.15% when the outstanding balance is at least $32,500,000, but below $45,500,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $45,500,000.
(3)	Non-usage fee is waived if the outstanding balance on the facility is at least $8,400,000.*
(4)	Non-usage fee is waived if the outstanding balance on the facility is at least $21,000,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $31,500,000.
(6)	TPZ’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding balance. Amounts reflect activity on the credit facility for the period from December 1, 2019 through August 31, 2020 and include $9,000,000 of the outstanding principal balance that has a fixed rate of 3.03% through June 30, 2023 and $15,000,000 of the outstanding principal balance that has a fixed rate of 3.04% through June 30, 2024.

For the period from December 1, 2019 through April 2, 2020 (the date the agreement was terminated), TYG had a revolving credit facility with The Bank of Nova Scotia. The terms of the agreement provided for a $90,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 1.20%. The average principal balance and interest rate during which this credit facility was utilized was approximately $62,200,000 and 2.83%, respectively.

Under the terms of the credit and margin facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2020, each Fund was in compliance with facility terms.

80	Tortoise

2020 3rd Quarter Report | August 31, 2020

Notes to Financial Statements (unaudited) (continued)

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Forward Currency Contracts
TEAF invests in derivative instruments for hedging or risk management purposes, and for short-term purposes such as maintaining market exposure pending investment of the proceeds of an offering or transitioning its portfolio between different asset classes. The Fund’s use of derivatives could enhance or decrease the cash available to the Fund for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts the Fund enters into.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2019 through August 31, 2020 was $10,000,000 and $2,716,364, respectively.

The following table presents TYG’s interest rate swap contract, which is subject to a netting agreement, on a gross and a net basis at August 31, 2020:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$245,527	$—	$(245,527)	$—	$—	$(245,527)

Tortoise	81

Notes to Financial Statements (unaudited) (continued)

Written Call Options
Transactions in written option contracts for TYG, NTG, TTP, NDP and TEAF for the period from December 1, 2019 through August 31, 2020 are as follows:

	TYG		NTG		TTP
	Number of		Number of		Number of
	Contracts	Premium	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2019	3,700	$127,576	3,600	$115,174	5,043	$225,578
Options written	14,750	122,200	12,380	100,832	14,214	544,579
Options closed*	(1,053)	(37,877)	(725)	(26,079)	(13,940)	(527,297)
Options exercised	(1,197)	(52,056)	(825)	(35,875)	(1,079)	(52,886)
Options expired	(16,200)	(159,843)	(14,430)	(154,052)	(4,238)	(189,974)
Options outstanding at August 31, 2020	—	$—	—	$—	—	$—

	NDP		TEAF
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2019	24,139	$534,008	17,184	$570,114
Options written	82,077	1,394,004	67,979	2,049,477
Options closed*	(70,988)	(1,390,773)	(42,713)	(1,451,785)
Options exercised	(16,616)	(284,531)	(15,709)	(274,427)
Options expired	(18,612)	(252,708)	(17,355)	(563,131)
Options outstanding at August 31, 2020	—	$—	9,386	$330,248

*	The aggregate cost of closing written option contracts was $489,005 for TYG, $137,047 for NTG, $530,270 for TTP, $193,939 for NDP, and $1,468,686 for TEAF, resulting in net realized gain (loss) of $(99,170), $(68,280), $(2,974), $1,196,834 and $440,891 for TYG, NTG, TTP, NDP and TEAF, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at August 31, 2020:

	Assets/(Liabilities)
Derivatives not accounted for
as hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$(245,527)
TEAF: Written equity call options	Options written, at fair value	$(165,163)

The following table presents the effect of derivatives on the Statements of Operations for the period ended August 31, 2020:

			Net Unrealized
		Net Realized	Appreciation
Derivatives not accounted for	Location of Gains (Losses)	Gain (Loss) on	(Depreciation)
as hedging instruments under ASC 815	on Derivatives	Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(95,203)	$(83,687)
TYG: Written equity call options	Options	$64,521	$(63,848)
NTG: Written equity call options	Options	$(252,868)	$(69,929)
TTP: Written equity call options	Options	$204,023	$(142,140)
NDP: Written equity call options	Options	$1,449,792	$(354,660)
TPZ: Interest rate swap contracts	Interest rate swaps	$(18,276)	$8,589
TEAF: Written equity call options	Options	$986,278	$(116,963)

82	Tortoise

2020 3rd Quarter Report | August 31, 2020

Notes to Financial Statements (unaudited) (continued)

13. Basis For Consolidation

As of August 31, 2020, TYG has committed a total of $55,256,470 of equity funding to Tortoise Holdco II, LLC, a wholly-owned investment of TYG. Tortoise Holdco II, LLC wholly owns TK NYS Solar Holdco, LLC, which owns and operates renewable energy assets. TK NYS Solar Holdco, LLC acquired the commercial and industrial solar portfolio between August 2017 and November 2019. Fair value of TK NYS Solar Holdco, LLC is net of tax benefits.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, Tortoise Holdco II, LLC. All inter-company transactions and balances have been eliminated.

As of August 31, 2020, TEAF has committed $48,057,453 to TEAF Solar Holdco, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco, LLC wholly owns each of Renewable Holdco, LLC and Renewable Holdco I, LLC, which owns and operates renewable energy assets. TEAF Solar Holdco, LLC owns a majority partnership interest in Renewable Holdco II, LLC. Renewable Holdco, LLC and Renewable Holdco II, LLC’s acquisition of the commercial and industrial solar portfolio is ongoing. Renewable Holdco I, LLC acquired the commercial and industrial solar portfolio in September 2019.

As of August 31, 2020, TEAF has provided $3,770,670 to TEAF Solar Holdco I, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco I, LLC has committed to $6,667,100 of debt funding to Saturn Solar Bermuda 1, Ltd. through a construction note. Under the terms of the note Tortoise Solar Holdco I, LLC receives cash payments monthly at an annual rate of 8%. As of August 31, 2020, $3,510,000 of the construction note had been funded.

TEAF’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiaries, TEAF Solar Holdco, LLC and TEAF Solar Holdco I, LLC. All inter-company transactions and balances have been eliminated.

14. Reverse Stock Split

On May 1, 2020, TYG, NTG, TTP, and NDP’s shares were adjusted to reflect a reverse stock split. The effect of this reverse stock split was to reduce the number of shares outstanding in the Funds, while maintaining each Fund’s and each stockholder’s aggregate net asset value. All historical per share information has been retroactively adjusted to reflect this reverse stock split. Set forth below are details regarding the reverse stock splits:

		Net Asset Value	Net Asset Value	Shares Outstanding	Shares Outstanding
Fund	Rate	Before Split	After Split	Before Split	After Split
TYG	1-for-4	$5.64	$22.56	53,732,462	13,433,117
NTG	1-for-10	$2.32	$23.20	63,208,377	6,320,839
TTP	1-for-4	$4.77	$19.08	10,016,413	2,504,104
NDP	1-for-8	$1.98	$15.84	14,767,968	1,845,997

15. Share Repurchase Programs

On July 8, 2020, each of TYG, NTG and TTP announced a share repurchase program effective through December 31, 2020. Under the program, each of TYG, NTG and TTP may purchase, in the open market, up to $25,000,000, $12,500,000 and $5,000,000, respectively, of its outstanding common shares, if trading at a discount to NAV in excess of 10%.

		Shares	Average	Average
Fund	Dollars Repurchased	Repurchased	Share Price	Discount to NAV
TYG	$4,457,409.67	262,156	$17.00	26.1%
NTG	$1,893,912.62	107,272	$17.66	24.5%
TTP	$449,548.69	31,262	$14.38	25.3%

Tortoise	83

Notes to Financial Statements (unaudited) (continued)

16. Subsequent Events

TYG:
From the period from September 1, 2020 through the date the financial statements were issued, TYG repurchased 579,569 shares of its common stock at an average share price of $15.75 and average discount to NAV of 24.4%.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
From the period from September 1, 2020 through the date the financial statements were issued, NTG repurchased 230,802 shares of its common stock at an average share price of $15.54 and average discount to NAV of 25.6%.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
From the period from September 1, 2020 through the date the financial statements were issued, TTP repurchased 33,893 shares of its common stock at an average share price of $13.26 and average discount to NAV of 25.9%.

TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On September 30, 2020, TPZ paid a distribution in the amount of $0.05 per common share, for a total of $347,567. Of this total, the dividend reinvestment amounted to $3,593.

On October 14, 2020, TPZ announced a share repurchase program effective through August 31, 2021. Under the program, TPZ may purchase, in the open market up to $5,000,000 of its outstanding common shares, if trading at a discount to NAV in excess of 10%. Through the date the financial statements were issued, TPZ has repurchased 1,700 shares of its common stock at an average share price of $8.24 per share and average discount to NAV of 29.3%.

On October 30, 2020, TPZ paid a distribution in the amount of $0.05 per common share, for a total of $347,567. Of this total, the dividend reinvestment amounted to $3,548.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TEAF:
On September 30, 2020, TEAF paid a distribution in the amount of $0.075 per common share, for a total of $1,011,835. Of this total, the dividend reinvestment amounted to $69,029.

On October 30, 2020, TEAF paid a distribution in the amount of $0.075 per common share, for a total of $1,011,835. Of this total, the dividend reinvestment amounted to $56,851.

TEAF has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

84	Tortoise

2020 3rd Quarter Report | August 31, 2020

Additional Information (unaudited)

Director and Officer Compensation

The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2019 through August 31, 2020, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ	TEAF
$96,200	$91,100	$76,100	$74,300	$71,800	$60,700

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2020 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-PORT
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. Each Fund’s Form Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Each Fund’s N-PORTs are also available through the Adviser’s Web site at www.tortoiseecofin.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise	85

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
5100 W. 115th Place
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise Midstream Energy Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
Tortoise Essential Assets Income Term Fund
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Rand C. Berney
Independent
Conrad S. Ciccotello
Independent
Alexandra Herger
Independent
Jennifer Paquette
Independent
Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ, TEAF

This report is for stockholder information. This is not a
prospectus intended for use in the purchase or sale of fund
shares. Past performance is no guarantee of future
results and your investment may be worth more or
less at the time you sell.

5100 W. 115th Place
Leawood, KS 66211

www.tortoiseecofin.com